Exhibit 99.1

Supplemental Information

(Unaudited)

December 31, 2006

Corporate Office Properties Trust
Index to Supplemental Information (Unaudited)
December 31, 2006

Page
Highlights and Discussion
Shareholder Return	1
Reporting Period Highlights – Year Ended December 31, 2006	1
Reporting Period Highlights – Fourth Quarter 2006	3
Forward-Looking Statements	5

Financial Statements
Quarterly Selected Financial Summary Data	7
Quarterly Consolidated Balance Sheets	8
Quarterly Consolidated Statements of Operations	9
Quarterly Consolidated Reconciliations of Funds From Operations (FFO), Adjusted Funds From Operations (AFFO) and Earnings per diluted share, as adjusted	10
Quarterly Consolidated Reconciliations of Earnings Before Interest, Income Taxes, Depreciation and Amortization (EBITDA), Combined Net Operating Income (NOI), Discontinued Operations and Gains on Sales of Real Estate	11
Annual Selected Financial Summary Data	12
Annual Consolidated Balance Sheets	13
Annual Consolidated Statements of Operations	14
Annual Consolidated Reconciliations of Funds From Operations (FFO), Adjusted Funds From Operations (AFFO) and Earnings per diluted share, as adjusted	15
Annual Consolidated Reconciliations of Earnings Before Interest, Income Taxes, Depreciation and Amortization (EBITDA)	16

Selected Financial Analyses
Quarterly Equity Analysis	17
Quarterly Debt Analysis	18
Quarterly Operating Ratios	19
Quarterly Dividend Analysis	20
Investor Composition and Analyst Coverage	21
Debt Maturity Schedule – December 31, 2006	22

Portfolio Summary
Property Summary by Region – December 31, 2006 – Wholly Owned Properties	23
Property Summary by Region – December 31, 2006 – Joint Venture Properties	28
Property Occupancy Rates by Region by Quarter – Wholly Owned Properties	29
Property Occupancy Rates by Region by Quarter – Joint Venture Properties	30
Top Twenty Office Tenants of Wholly Owned Properties as of December 31, 2006	31
Combined Real Estate Revenue and Combined Net Operating Income by Geographic Region by Quarter	32
Same Office Property Cash and GAAP Net Operating Income by Quarter	33
Average Occupancy Rates by Region for Same Office Properties	34
Office Lease Expiration Analysis by Year for Wholly Owned Properties	35
Annual Office Renewal Analysis	36
Quarterly Office Renewal Analysis for Wholly Owned Properties as of December 31, 2006	38
Year to Date Wholly Owned Acquisition Summary as of December 31, 2006	39
Year to Date Wholly Owned Disposition Summary as of December 31, 2006	40
Development Summary as of December 31, 2006	41
Development Placed into Service for the Year Ended December 31, 2006	43
Joint Venture Summary as of December 31, 2006	44
Land Inventory as of December 31, 2006	45
Reconciliations of Non GAAP Measurements	46

To Members of the Investment Community:

We prepared this supplemental information package to provide you with additional detail on our properties and operations.  The information in this package is unaudited, furnished to the Securities and Exchange Commission (“SEC”) and should be read in conjunction with our quarterly and annual reports.  If you have any questions or comments, please contact Ms. Mary Ellen Fowler, Vice President and Treasurer at (443) 285-5450 or maryellen.fowler@copt.com.  Reconciliations between GAAP and non GAAP measurements have been provided on page 46.  Refer to our Form 8-K for definitions of certain terms used herein.

Shareholder Return

•                  Our shareholders earned a total return of 45.8% for the year 2006 and 426.0% for the past five years on the basis of numbers compiled by the National Association of Real Estate Investment Trusts as of December 31, 2006.  These return computations include the re-investment of dividends on the ex-dividend date and share price appreciation.

Reporting Period Highlights – Year Ended December 31, 2006

Financial Results

•                  Reported Net Income Available to Common Shareholders of $29,927,000 or $.69 per diluted share for the year ended December 31, 2006 as compared to $24,416,000 or $.63 per diluted share for the comparable 2005 period, representing an increase of 9.5% per share.  Included in 2006 net income is a gain on sale of real estate of approximately $14.8 million, net of minority interests, as compared to a gain on sale of real estate of approximately $3.8 million, net of minority interests, in 2005 net income.  Also included in 2006 net income is an accounting charge of $3.9 million, or $.09 per share, for the write-off of initial issuance costs related to the Series E and Series F preferred share redemptions.

•                  Reported FFO – diluted of $98,937,000 or $1.91 per share/unit for the year ended December 31, 2006 as compared to $88,801,000 or $1.86 per share/unit for the comparable 2005 period, representing an increase of 2.7% per share/unit.  Included in our 2006 FFO – diluted is a $3.9 million accounting charge associated with the Series E and Series F preferred share redemptions.  Without this accounting charge, our 2006 FFO – diluted, as adjusted, would have been $1.99 per share, representing an increase of 7.0% per share/unit.

•                  Reported AFFO – diluted of $74,679,000 for the year ended December 31, 2006 as compared to $63,414,000 for the comparable 2005 period, representing an increase of 17.8%.

•                  Our FFO payout ratio was 60.3% for the year ended December 31, 2006 as compared to 56.3% for the comparable 2005 period.  Our AFFO payout ratio was 79.9% for the year ended December 31, 2006 as compared to 78.8% for the comparable 2005 period.

Financing Activity and Capital Transactions

•                  During the year, we issued 2.0 million common shares and generated proceeds of $82.6 million, or $41.31 per share.

•                  We redeemed our 10.25% Series E Cumulative Redeemable Preferred Shares and our 9.875% Series F Cumulative Redeemable Preferred Shares for an aggregate of $64.4 million.  We recognized a total of $3.9 million for the write-off of original issuance costs related to these two preferred share redemptions.

•                  We issued 7.625% Series J Cumulative Redeemable Preferred Shares and generated net proceeds of $82.1 million after payment of the underwriters’ discount but before offering expenses.

•                  We issued $200 million of 3.5% Exchangeable Senior Notes with an initial exchange rate of 18.4162 COPT common shares per $1,000 principal amount of notes.

•                  We increased our quarterly dividend 10.7% from $.28 to $.31 per share.

•                  We raised our borrowing capacity in our unsecured line of credit from $400 to $500 million. The revolver can be further increased to $600 million and matures March 9, 2008, with the right to extend for an additional one year period, subject to certain conditions.

•                  We closed a $146.5 million, ten year non-recourse secured loan, requiring interest only payments at a fixed rate of 5.43%.  As a result, we reduced our variable rate debt exposure to 11.7% of total debt as of December 31, 2006 compared to 31.6% as of December 31, 2005.

Acquisitions / Dispositions

During 2006, we executed our strategy of reducing our position in non-core markets and redeploying funds into our core and expansion markets.  We disposed of seven wholly owned properties aggregating 531,345 square feet for $79.5 million.   We acquired over one million square feet for $128.9 million coupled with a $47.3 million investment in over 750 acres of land, developable into approximately 4.0 million rentable square feet.  Through joint ventures, we obtained control of over 150 acres of land, developable into 720,000 rentable square feet, for $3.9 million.

Some highlights follow:

•                  Core markets — We strengthened our dominant position in the Baltimore/Washington Corridor with our purchase of 611,379 operational square feet and 222 acres of land, developable into 1.4 million square feet, for $106.7 million.

•                  Expansion markets — We acquired 400,334 operational square feet and 44 acres of land, developable into approximately 525,000 square feet, in Colorado Springs market for $58.0 million.  In our San Antonio, Texas market, we purchased 31 acres of land, developable into approximately 375,000 square feet, for $7.2 million.

•                  Strategic new market — We created a long-term development opportunity with the $5.0 million acquisition, reduced proportionally for the 91 acre holdback of the former Fort Ritchie United States Army base which includes 500 acres of land, with an approved development plan of 1.7 million square feet of office space and 673 residential units.

•                  Dispositions — We sold four buildings totaling 335,405 square feet in our Northern / Central New Jersey market, including one property held through a 20% joint venture interest, for $33.9 million.  We now own 417,314 operational square feet in Northern / Central New Jersey.

Development

•                  We placed into service 792,762 square feet in seven buildings, two of which were partially placed into service during 2005.  This space was 94.6% leased as of December 31, 2006.

•                  During 2006, we increased our land control by over 850 acres which can support development of approximately 5.0 million square feet for an investment of $51.2 million.

Operations

•                  During 2006, we leased 2.9 million square feet including 1.8 million square feet of renewed and retenanted space, 250,000 square feet of previously unoccupied space and 922,000 square feet of new development space.

•                  We renewed 1,080,005 square feet, or 55.36%, of our expiring office leases (based upon square footage) with an average capital cost of $3.27 per square foot during the year ended December 31, 2006.  For our renewed and retenanted space of 1.8 million square feet, we realized an increase in total rent of 7.60%, as measured from the GAAP straight-line rent in effect preceding the renewal date, and an increase of 0.51% in total cash rent.  We incurred an average committed cost of $11.04 per square foot for our renewed and retenanted space for the year.

Reporting Period Highlights – Fourth Quarter 2006

Financial Results

•                  Reported Net Income Available to Common Shareholders of $3,730,000, or $.08 per diluted share, for the fourth quarter of 2006 as compared to $6,628,000, or $.16 per diluted share, for the comparable 2005 period.  Included in fourth quarter 2006 net income is an accounting charge of $2.1 million, or $.05 per share, for the write-off of initial issuance costs related to the Series F preferred share redemption.

•                  Reported FFO – diluted of $25,077,000, or $.48 per share/unit, for the fourth quarter of 2006 as compared to $23,804,000, or $.48 per share/unit, for the comparable 2005 period, representing no change per share/unit.  Included in our FFO – diluted is a $2.1 million accounting charge associated with the Series F preferred share redemption.  Without this accounting charge, our FFO – diluted, as adjusted, would have been $.52 per share, representing an increase of 8.3% per share/unit, for the comparable 2005 period.

•                  Reported AFFO – diluted of $17,695,000 for the fourth quarter of 2006 as compared to $15,892,000 for the comparable 2005 period, representing an increase of 11.3%.

•                  Our FFO payout ratio was 63.5% for the fourth quarter of 2006 as compared to 57.0% for the comparable 2005 period.  Our AFFO payout ratio was 89.9% for the fourth quarter of 2006 as compared to 85.3% for the comparable 2005 period.

Financing Activity and Capital Transactions

•                  On October 15, 2006, we redeemed all of our 1,425,000 outstanding 9.875% Series F Cumulative Redeemable Preferred Shares at a price of $25.00 per share, or $35,625,000, and recognized a $2.1 million accounting charge to net income available to common shareholders related to original issuance costs.

•                  On December 28, 2006, we obtained a $146.5 million, ten year loan, requiring interest only payments at a fixed rate of 5.43% and maturing in January 2017.  We used the loan proceeds to repay $146.0 million of borrowings outstanding under our unsecured revolving credit facility.

•                  As of December 31, 2006, our ratio of debt to market capitalization was 34.9%, and our ratio of debt to undepreciated book value of real estate assets was 62.0%.  We achieved an EBITDA interest coverage ratio of 2.71x and an EBITDA fixed charge coverage ratio of 2.24x for this quarter.

Acquisitions

•                  On October 5, 2006, we acquired approximately 500 acres of the 591-acre former Fort Ritchie United States Army base located in Cascade, Washington County, Maryland, for $5.0 million.  This price was reduced proportionately for deferral of 91 acres.  This site has 306,038 square feet of existing space and an approved plan for 1.7 million square feet of office space and 673 residential units.

Development

•                  During the fourth quarter, we placed into service 447,447 square feet within our development properties including two entire buildings, 322 Sentinel Drive (known as 322 NBP) and 15010 Conference Center Drive (known as WTP II).

•                  In the fourth quarter, we executed several long term leases for 416,976 square feet of development space including: 59,763 square feet at 1055 North Newport Road, located within the Aerotech Commerce Park in Colorado Springs, Colorado; 102,842 square feet at 201 Technology Park Drive in Lebanon, Virginia; 125,681 square feet at 320 Sentinel Drive (known as 320 NBP) in Annapolis Junction, Maryland; 53,941 square feet at 940 Elkridge Landing Road (known as Airport Square VII) in Linthicum, Maryland; and 74,749 square feet at 9965 Federal Drive in Colorado Springs, Colorado.  All of these properties are now 100% leased.

Operations

•                  Our wholly owned portfolio was 92.78% occupied and 95.46% leased, as of December 31, 2006.  Our entire portfolio was 92.58% occupied and 95.14% leased, as of December 31, 2006.

•                  Our same office property cash NOI for the quarter ended December 31, 2006 increased by 4.6%, or $2.0 million, as compared to the quarter ended December 31, 2005.  Our same office property cash NOI was positively impacted by an increase of $2.5 million in termination fees and negatively impacted by the major retenanting of 161,305 square feet in our Northern Virginia portfolio.  Our same office portfolio consists of 133 properties and represents 78.8% of our wholly owned portfolio, as of December 31, 2006.

•                  Weighted average lease term of our wholly owned portfolio is 5.0 years, as of December 31, 2006, with an average contractual rental rate (including tenant reimbursements of operating costs) of $20.90 per square foot.

•                  We renewed 180,658 square feet, or 34.34%, of our expiring office leases (based upon square footage) with an average committed cost of $5.49 per square foot during the fourth quarter.  For our renewed space only, we realized a decrease in total rent of (6.49%), as measured from the GAAP straight-line rent in effect preceding the renewal date, and a decrease of (13.19%) in total cash rent.  For our renewed and retenanted space of 291,295 square feet, we realized an increase in total rent of 1.03%, as measured from the GAAP straight-line rent in effect preceding the renewal date.  We incurred an average committed cost of $4.78 per square foot for our renewed and retenanted space in the fourth quarter.

•                  We recognized $3.4 million in lease termination fees, net of write-offs of related straight-line rents and accretion of intangible assets and liabilities (i.e., SFAS 141 revenues) in the quarter ended December 31, 2006, as compared to $1.1 million in the quarter ended December 31, 2005.

Subsequent Events

•                  On January 9 and 10, 2007, we acquired 56 operating properties containing approximately 2.4 million square feet and 187 acres of land in the submarkets of White Marsh, Columbia, BWI, Towson and Hunt Valley, Maryland, for $362.5 million, plus approximately $1.4 million in transaction costs.  The 187 acres are developable into a minimum of two million square feet.  The total acquisition price was funded through $182.4 million in debt and cash, with the seller receiving $154.9 million in the form of common shares issued at a deemed value of $49.00 per share and $26.6 million in Series K convertible preferred shares with a fixed coupon of 5.6%.

Forward-Looking Statements

This supplemental information contains “forward-looking” statements, as defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based on our current expectations, estimates and projections about future events and financial trends affecting us.  Forward-looking statements can be identified by the use of words such as “may”, “will”, “should”, “expect”, “estimate” or other comparable terminology.  Forward-looking statements are inherently subject to risks and uncertainties, many of which we cannot predict with accuracy and some of which we might not even anticipate.  Accordingly, we can give no assurance that these expectations, estimates and projections will be achieved.  Future events and actual results may differ materially from those discussed in the forward-looking statements.

Important factors that may affect these expectations, estimates, and projections include, but are not limited to:

•                  our ability to borrow on favorable terms;

•                  general economic and business conditions, which will, among other things, affect office property demand and rents, tenant creditworthiness, interest rates and financing availability;

•                  adverse changes in the real estate markets including, among other things, increased competition with other companies;

•                  risk of real estate acquisition and development, including, among other things, risks that development projects may not be completed on schedule, that tenants may not take occupancy or pay rent or that development or operating costs may be greater than anticipated;

•                  risks of investing through joint venture structures, including risks that our joint venture partners may not fulfill their financial obligations as investors or may take actions that are inconsistent with our objectives;

•                  our ability to satisfy and operate effectively under federal income tax rules relating to real estate investment trusts and partnerships;

•                  governmental actions and initiatives; and

•                  environmental requirements.

We undertake no obligation to update or supplement any forward-looking statements.  For further information, please refer to our filings with the Securities and Exchange Commission, particularly the section entitled “Risk Factors” in Item 1 of our Annual Report on Form 10-K for the year ended December 31, 2005.

Quarterly Selected Financial Summary Data

(Dollars in thousands)

	2006				2005
	December 31	September 30	June 30	March 31	December 31

Revenues from Real Estate Operations	$81,467	$78,136	$71,549	$70,167	$64,948

Total Revenues	96,311	92,927	85,689	86,476	78,837

Combined Net Operating Income	55,636	53,331	50,680	50,112	46,938

EBITDA	51,095	65,379	47,614	49,301	43,386

Net Income	9,587	20,587	9,116	9,937	10,282
Preferred Share dividends	(3,790)	(4,307)	(3,653)	(3,654)	(3,654)
Issuance costs associated with redeemed preferred shares	(2,067)	(1,829)	—	—	—

Net Income Available to Common Shareholders	$3,730	$14,451	$5,463	$6,283	$6,628

Earnings per diluted share	$0.08	$0.33	$0.13	$0.15	$0.16

Earnings per diluted share, as adjusted for issuance costs associated with redeemed preferred shares	$0.13	$0.37	$0.13	$0.15	$0.16

Funds From Operations (FFO) - Diluted	$25,077	$24,329	$25,181	$24,350	$23,804
FFO per diluted share	$0.48	$0.46	$0.49	$0.49	$0.48

FFO per diluted share, as adjusted for issuance costs associated with redeemed preferred shares	$0.52	$0.50	$0.49	$0.49	$0.48

Adjusted FFO - Diluted	$17,695	$19,173	$18,946	$18,865	$15,892

Payout Ratios:

Earnings Payout	356.4%	91.8%	217.0%	179.2%	167.0%

FFO - Diluted	63.5%	65.4%	56.4%	56.0%	57.0%

AFFO - Diluted	89.9%	83.0%	75.0%	72.3%	85.3%

Total Dividends/Distributions	$19,869	$20,380	$18,028	$17,453	$17,274

Note: The above presentation does not separately report discontinued operations.

Quarterly Consolidated Balance Sheets
(Dollars in thousands except per share data)

	2006				2005
	December 31	September 30	June 30	March 31	December 31
Assets
Investment in real estate:
Land - operational	$343,098	$334,430	$337,866	$314,550	$314,720
Land - development	153,436	155,232	158,096	126,738	117,434
Construction in progress	144,991	160,128	152,099	140,607	138,183
Buildings and improvements	1,689,359	1,611,425	1,613,341	1,501,426	1,491,253
Investment in and advances to unconsolidated real estate joint ventures	—	—	1,509	1,439	1,451
Less: accumulated depreciation	(219,574)	(205,529)	(197,395)	(183,920)	(174,935)
Net investment in real estate	2,111,310	2,055,686	2,065,516	1,900,840	1,888,106

Cash and cash equivalents	7,923	10,810	5,748	20,169	10,784
Restricted cash	52,856	51,784	21,073	23,793	21,476
Accounts receivable, net	32,649	26,778	15,446	16,729	15,606
Deferred rent receivable	41,643	39,033	36,638	34,247	32,579
Deferred charges, net	43,710	40,091	34,802	33,731	35,046
Intangible assets on real estate acquisitions, net	87,325	92,061	100,132	85,699	90,984
Prepaid and other assets	48,467	39,679	28,930	27,557	35,178
Fair value of derivatives	—	—	833	110	—
Total assets	$2,425,883	$2,355,922	$2,309,118	$2,142,875	$2,129,759

Liabilities and shareholders’ equity
Liabilities:
Mortgage and other loans payable	$1,298,537	$1,206,682	$1,433,718	$1,360,638	$1,348,351
3.5% Exchangeable senior notes	200,000	200,000	—	—	—
Accounts payable and accrued expenses	67,403	55,487	46,040	42,792	41,693
Rents received in advance and security deposits	27,306	20,842	18,124	16,394	14,774
Deferred revenue associated with acquired operating leases	11,120	12,074	13,906	11,721	12,707
Distributions in excess of investment in unconsolidated real estate joint ventures	3,614	3,103	3,067	3,010	3,081
Dividends and distributions payable	19,164	19,810	17,450	16,878	16,703
Fair value of derivatives	308	473	—	—	—
Other liabilities	7,941	5,526	5,135	5,314	4,727
Total liabilities	1,635,393	1,523,997	1,537,440	1,456,747	1,442,036

Minority interests:
Preferred units in the Operating Partnership	8,800	8,800	8,800	8,800	8,800
Common units in the Operating Partnership	104,934	107,212	105,452	92,903	95,014
Other consolidated real estate joint ventures	2,453	1,760	1,778	1,190	1,396
Total minority interests	116,187	117,772	116,030	102,893	105,210

Commitments and contingencies	—	—	—	—	—

Shareholders’ equity:
Preferred Shares ($0.01 par value; 15,000,000 authorized)	76	90	67	67	67
Common Shares of beneficial interest ($0.01 par value; 75,000,000 authorized, 42,897,639 shares issued as of December 31, 2006)	429	425	421	400	399
Additional paid-in capital	758,032	790,525	733,996	655,818	657,339
Cumulative distributions in excess of net income	(83,541)	(76,046)	(79,062)	(72,670)	(67,697)
Value of unearned restricted common share grants	—	—	—	—	(7,113)
Accumulated other comprehensive (loss) gain	(693)	(841)	226	(380)	(482)
Total shareholders’ equity	674,303	714,153	655,648	583,235	582,513
Total shareholders’ equity and minority interests	790,490	831,925	771,678	686,128	687,723
Total liabilities and shareholders’ equity	$2,425,883	$2,355,922	$2,309,118	$2,142,875	$2,129,759

Quarterly Consolidated Statements of Operations

(Dollars and units in thousands)

	2006				2005
	December 31	September 30	June 30	March 31	December 31
Revenues
Rental revenue	$70,327	$66,550	$62,344	$61,272	$56,203
Tenant recoveries and other real estate operations revenue	11,140	11,586	9,205	8,895	8,745
Construction contract revenues	12,263	13,219	12,156	14,544	12,708
Other service operations revenues	2,581	1,572	1,984	1,765	1,181
Total Revenues	96,311	92,927	85,689	86,476	78,837

Expenses
Property operating	25,806	25,430	21,914	21,354	19,313
Depreciation and amortization associated with real estate operations	20,081	21,680	18,189	18,762	15,106
Construction contract expenses	11,827	12,465	11,643	14,026	12,341
Other service operations expenses	2,393	1,495	1,818	1,678	1,254
General and administrative expenses	5,041	4,226	3,706	3,963	3,774
Total Operating Expenses	65,148	65,296	57,270	59,783	51,788

Operating Income	31,163	27,631	28,419	26,693	27,049
Interest expense	(18,885)	(17,974)	(17,298)	(17,221)	(14,912)
Amortization of deferred financing costs	(948)	(736)	(606)	(557)	(729)

Income from continuing operations before equity in income (loss) of unconsolidated entities, income taxes and minority interests	11,330	8,921	10,515	8,915	11,408
Equity in income (loss) of unconsolidated entities	(52)	15	(32)	(23)	(88)
Income tax (expense) benefit	(264)	(202)	(206)	(215)	265
Income from continuing operations before minority interests	11,014	8,734	10,277	8,677	11,585
Minority interest in income from continuing operations
Common units in the Operating Partnership	(1,221)	(808)	(1,138)	(893)	(1,454)
Preferred units in the Operating Partnership	(165)	(165)	(165)	(165)	(165)
Other consolidated entities	40	38	25	33	27
Income from continuing operations	9,668	7,799	8,999	7,652	9,993
(Loss) income from discontinued operations, net of minority interests	(81)	12,191	92	2,175	268
Income before gain on sales of real estate	9,587	19,990	9,091	9,827	10,261
Gain on sales of real estate, net of minority interests	—	597	25	110	21
Net Income	9,587	20,587	9,116	9,937	10,282
Preferred share dividends	(3,790)	(4,307)	(3,653)	(3,654)	(3,654)
Issuance costs associated with redeemed preferred shares	(2,067)	(1,829)	—	—	—
Net Income Available to Common Shareholders	$3,730	$14,451	$5,463	$6,283	$6,628

For EPS Computations:

Numerator for Dilutive EPS	$3,730	$14,451	$5,463	$6,283	$6,628

Denominator:
Weighted Average Common Shares - Basic	42,439	42,197	41,510	39,668	39,297
Dilutive effect of share-based compensation awards	1,641	1,649	1,721	1,842	1,678
Weighted Average Common Shares - Diluted	44,080	43,846	43,231	41,510	40,975

Earnings per diluted share	$0.08	$0.33	$0.13	$0.15	$0.16

Quarterly Consolidated Reconciliations of Funds From Operations (FFO), Adjusted Funds From

Operations (AFFO) and Earnings per diluted share, as adjusted

(Dollars in thousands)

	2006				2005
	December 31	September 30	June 30	March 31	December 31

Net Income	$9,587	$20,587	$9,116	$9,937	$10,282
Issuance costs associated with redeemed preferred shares (1)	(2,067)	(1,829)	—	—	—
Combined real estate related depreciation and other amortization	19,768	21,305	18,490	19,068	15,410
Depreciation and amortization of unconsolidated real estate entities	345	362	109	94	182
Depreciation and amortization allocable to minority interests in other consol. entities	(41)	(36)	(44)	(42)	(29)
(Gain)/loss on sales of real estate properties, excluding development	71	(15,262)	6	(2,459)	(14)
Funds From Operations (FFO)	27,663	25,127	27,677	26,598	25,831

Minority interest - common units, gross	1,204	3,509	1,157	1,406	1,520
Preferred share dividends	(3,790)	(4,307)	(3,653)	(3,654)	(3,654)
Funds From Operations (FFO) - Basic	25,077	24,329	25,181	24,350	23,697

Restricted share dividends	—	—	—	—	107
Funds From Operations (FFO) -Diluted	$25,077	$24,329	$25,181	$24,350	$23,804

Straight line rent adjustments	(2,484)	(2,819)	(2,315)	(2,122)	(2,292)
Amortization of deferred market rental revenue	(578)	(276)	(495)	(555)	(394)
Issuance costs associated with redeemed preferred shares (1)	2,067	1,829	—	—	—
Recurring capital expenditures	(6,387)	(3,890)	(3,425)	(2,808)	(5,226)
Adjusted Funds From Operations (AFFO) - Diluted	$17,695	$19,173	$18,946	$18,865	$15,892

Preferred dividends - redeemable non-convertible	3,790	4,307	3,653	3,654	3,654
Preferred distributions	165	165	165	165	165
Common distributions	2,622	2,643	2,357	2,374	2,386
Common dividends	13,292	13,265	11,853	11,260	11,069
Total Dividends/Distributions	$19,869	$20,380	$18,028	$17,453	$17,274

Denominator for earnings per share - Diluted	44,080	43,846	43,231	41,510	40,975
Additional share-based compensation awards	—	—	—	—	224
Common units	8,495	8,562	8,465	8,520	8,688
Denominator for funds from operations per share - Diluted	52,575	52,408	51,696	50,030	49,887

Funds From Operations (FFO) - Diluted	$25,077	$24,329	$25,181	$24,350	$23,804
Issuance costs associated with redeemed preferred shares (1)	2,067	1,829	n/a	n/a	n/a
FFO - Diluted , as adjusted for issuance costs associated with redeemed preferred shares	$27,144	$26,158	$25,181	$24,350	$23,804

Numerator for Dilutive EPS Computation	$3,730	$14,451	$5,463	$6,283	$6,628
Issuance costs associated with redeemed preferred shares (1)	2,067	1,829	n/a	n/a	n/a
Numerator for Dilutive EPS Computation, as adjusted	$5,797	$16,280	$5,463	$6,283	$6,628

Earnings per diluted share, as adjusted for issuance costs associated with redeemed preferred shares	$0.13	$0.37	$0.13	$0.15	$0.16

(1)             Earnings per diluted share and FFO per diluted share have been adjusted to exclude the issuance costs associated with our Series E and Series F redeemed preferred shares.

Quarterly Consolidated Reconciliations of Earnings Before Interest, Income Taxes, Depreciation and Amortization (EBITDA),

Combined Net Operating Income (NOI), Discontinued Operations and Gains on Sales of Real Estate

(Dollars in thousands)

	2006				2005
	December 31	September 30	June 30	March 31	December 31

Net Income	$9,587	$20,587	$9,116	$9,937	$10,282
Combined interest expense	18,885	18,184	17,636	17,715	15,374
Combined amortization of deferred financing costs	949	864	609	559	732
Income tax expense (benefit), gross	264	202	206	215	(264)
Depreciation of furniture, fixtures and equipment	313	601	260	269	194
Combined real estate related depreciation and other amortization	19,768	21,305	18,490	19,068	15,410
Minority interest - preferred units	165	165	165	165	165
Minority interest - other consolidated entities	(40)	(38)	(25)	(33)	(27)
Minority interest - common units, gross	1,204	3,509	1,157	1,406	1,520
Earnings Before Interest, Income Taxes, Depreciation and Amortization (EBITDA)	$51,095	$65,379	$47,614	$49,301	$43,386
Addback:
General and administrative	5,042	4,226	3,706	3,963	3,774
(Income) from service operations	(624)	(831)	(679)	(605)	(294)
(Gain) loss on sales of depreciated real estate properties	71	(15,262)	6	(2,459)	(14)
Merchant sales and real estate services	—	(166)	1	(111)	(2)
Equity in (income) loss of unconsolidated entities	52	(15)	32	23	88
Combined Net Operating Income (NOI)	$55,636	$53,331	$50,680	$50,112	$46,938

Discontinued Operations
Revenues from real estate operations	$10	$922	$1,529	$2,012	$2,076
Property operating expenses	(35)	(297)	(484)	(713)	(773)
Depreciation and amortization	—	(226)	(561)	(575)	(498)
Amortization of deferred financing costs	(1)	(128)	(3)	(2)	(3)
General and administrative	(1)	—	—	—	—
Interest	—	(210)	(338)	(494)	(462)
Gain (loss) on sales of real estate	(71)	14,699	(32)	2,435	(11)
Income from discontinued operations	(98)	14,760	111	2,663	329
Minority interests in discontinued operations	17	(2,569)	(19)	(488)	(61)
Income from discontinued operations, net of minority interests	$(81)	$12,191	$92	$2,175	$268

Gain on sales of real estate, net, per statements of operations	$—	$597	$25	$110	$21
Add income taxes and minority interest	—	132	—	25	6
Gain (loss) on sales of real estate from discontinued operations	(71)	14,699	(32)	2,435	(11)
Combined gain (loss) on sales of real estate	(71)	15,428	(7)	2,570	16
Merchant sales and real estate services	—	(166)	1	(111)	(2)
Gain (loss) on sales of depreciated real estate properties	$(71)	$15,262	$(6)	$2,459	$14

Annual Selected Financial Summary Data

(Dollars in thousands)

	December 31
	2006	2005	2004

Revenues from Real Estate Operations	$301,319	$242,073	$203,944

EBITDA	213,389	169,134	142,251

Net Income	49,227	39,031	37,032
Preferred Share dividends	(15,404)	(14,615)	(16,329)
Issuance costs associated with redeemed preferred shares	(3,896)	—	(1,813)

Net Income Available to Common Shareholders	$29,927	$24,416	$18,890

Earnings per diluted share	$0.69	$0.63	$0.54

Earnings per diluted share, as adjusted for issuance costs associated with redeemed preferred shares	$0.78	$0.63	$0.59

Funds From Operations (FFO) - Diluted	$98,937	$88,801	$76,248
FFO per diluted share	$1.91	$1.86	$1.74

FFO per diluted share, as adjusted for issuance costs associated with redeemed preferred shares	$1.99	$1.86	$1.78

Adjusted FFO - Diluted	$74,679	$63,414	$51,372

Payout Ratios:

Earnings Payout	166.0%	166.9%	177.8%

FFO - Diluted	60.3%	56.3%	55.7%

AFFO - Diluted	79.9%	78.8%	82.7%

Total Dividends/Distributions	$75,730	$65,252	$58,599

Note: The above presentation does not separately report discontinued operations.

Annual Consolidated Balance Sheets

(Dollars in thousands except per share data)

	December 31
	2006	2005	2004
Assets
Investment in real estate:
Land - operational	$343,098	$314,720	$268,327
Land - development	153,436	117,434	74,190
Construction in progress	144,991	138,183	61,962
Buildings and improvements	1,689,359	1,491,253	1,280,537
Investment in and advances to unconsolidated real estate joint ventures	—	1,451	1,201
Less: accumulated depreciation	(219,574)	(174,935)	(141,716)
Net investment in real estate	2,111,310	1,888,106	1,544,501

Cash and cash equivalents	7,923	10,784	13,821
Restricted cash	52,856	21,476	12,617
Accounts receivable, net	32,649	15,606	16,771
Deferred rent receivable	41,643	32,579	26,282
Deferred charges, net	43,710	35,046	27,642
Intangible assets on real estate acquisitions, net	87,325	90,984	67,560
Prepaid and other assets	48,467	35,178	22,832
Total assets	$2,425,883	$2,129,759	$1,732,026

Liabilities and shareholders’ equity
Liabilities:
Mortgage and other loans payable	$1,298,537	$1,348,351	$1,022,688
3.5% Exchangeable senior notes	200,000	—	—
Accounts payable and accrued expenses	67,403	41,693	46,307
Rents received in advance and security deposits	27,306	14,774	12,781
Deferred revenue associated with acquired operating leases	11,120	12,707	7,247
Distributions in excess of investment in unconsolidated real estate joint venture	3,614	3,081	—
Dividends/distributions payable	19,164	16,703	14,713
Fair value of derivatives	308	—	—
Other liabilities	7,941	4,727	7,488
Total liabilities	1,635,393	1,442,036	1,111,224

Minority interests:
Preferred Units in the Operating Partnership	8,800	8,800	8,800
Common Units in the Operating Partnership	104,934	95,014	88,355
Other consolidated real estate joint ventures	2,453	1,396	1,723
Total minority interests	116,187	105,210	98,878

Commitments and contingencies	—	—	—

Shareholders’ equity:
Preferred Shares ($0.01 par value; 15,000,000 authorized);	76	67	67
Common Shares of beneficial interest ($0.01 par value; 75,000,000 authorized, 42,897,639 shares issued as of December 31, 2006)	429	399	369
Additional paid-in capital	758,032	657,339	578,227
Cumulative distributions in excess of net income	(83,541)	(67,697)	(51,358)
Value of unearned restricted common share grants	—	(7,113)	(5,381)
Accumulated other comprehensive loss	(693)	(482)	—
Total shareholders’ equity	674,303	582,513	521,924
Total shareholders’ equity and minority interests	$790,490	$687,723	$620,802
Total liabilities and shareholders’ equity	$2,425,883	$2,129,759	$1,732,026

Annual Consolidated Statements of Operations
(Dollars and units in thousands)

	December 31
	2006	2005	2004
Revenues
Rental revenue	$260,493	$212,010	$182,860
Tenant recoveries and other real estate operations revenue	40,826	30,063	21,084
Construction contract revenues	52,182	74,357	25,018
Other service operations revenues	7,902	4,877	3,885
Total Revenues	361,403	321,307	232,847

Expenses
Property operating	94,504	72,253	58,982
Depreciation and amortization associated with real estate operations	78,712	61,049	49,289
Construction contract expenses	49,961	72,534	23,733
Other service operations expenses	7,384	4,753	3,263
General and administrative expenses	16,936	13,534	10,938
Total Operating Expenses	247,497	224,123	146,205

Operating Income	113,906	97,184	86,642
Interest expense	(71,378)	(54,872)	(42,148)
Amortization of deferred financing costs	(2,847)	(2,229)	(2,420)

Income from continuing operations before equity in loss of unconsolidated entities, income taxes and minority interests	39,681	40,083	42,074
Equity in loss of unconsolidated entities	(92)	(88)	(88)
Income tax expense	(887)	(668)	(795)
Income from continuing operations before minority interests	38,702	39,327	41,191
Minority interest in income from continuing operations
Common units in the Operating Partnership	(4,060)	(4,670)	(5,306)
Preferred units in the Operating Partnership	(660)	(660)	(179)
Other consolidated entities	136	85	12
Income from continuing operations	34,118	34,082	35,718
Income from discontinued operations, net of minority interests	14,377	4,681	1,427
Income before gain (loss) on sales of real estate	48,495	38,763	37,145
Gain (loss) on sales of real estate, net of minority interests	732	268	(113)
Net Income	49,227	39,031	37,032
Preferred share dividends	(15,404)	(14,615)	(16,329)
Issuance costs associated with redeemed preferred shares	(3,896)	—	(1,813)
Net Income Available to Common Shareholders	$29,927	$24,416	$18,890

For EPS Computations:
Numerator:
Net Income Available to Common Shareholders	$29,927	$24,416	$18,890
Dividends on convertible preferred shares	—	—	21
Numerator for Dilutive EPS Computation	$29,927	$24,416	$18,911

Denominator:
Weighted Average Common Shares - Basic	41,463	37,371	33,173
Dilutive options	1,799	1,626	1,675
Preferred shares outstanding assuming conversion	—	—	134
Weighted Average Common Shares - Diluted	43,262	38,997	34,982

Earnings per diluted share	$0.69	$0.63	$0.54

Annual Consolidated Reconciliations of Funds From Operations (FFO),  Adjusted Funds From

Operations (AFFO) and Earnings per diluted share, as adjusted

(Dollars and shares in thousands)

	December 31
	2006	2005	2004

Net Income	$49,227	$39,031	$37,032
Issuance costs associated with redeemed preferred shares (1)	(3,896)	—	(1,813)
Combined real estate related depreciation and other amortization	78,631	62,850	51,371
Depreciation and amortization of unconsolidated real estate entities	910	182	106
Depreciation and amortization allocable to minority interests in other consol. entities	(163)	(114)	(86)
Gain on sale of real estate properties, excluding redevelopment	(17,644)	(4,422)	(95)
Funds From Operations (FFO)	$107,065	$97,527	$86,515

Minority interest - common units, gross	7,276	5,889	5,659
Preferred share dividends	(15,404)	(14,615)	(16,329)
Funds From Operations (FFO) - Basic	$98,937	$88,801	$75,845

Convertible preferred share dividends	—	—	21
Restricted common share dividends	—	—	382
Funds From Operations (FFO) - Diluted	$98,937	$88,801	$76,248

Straight line rent adjustments	(9,740)	(6,763)	(8,364)
Amortization of deferred market rental revenue	(1,904)	(426)	(931)
Issuance costs associated with redeemed preferred shares (1)	3,896	—	1,813
Recurring capital expenditures	(16,510)	(18,198)	(17,394)
Adjusted Funds from Operations (AFFO) - Diluted	$74,679	$63,414	$51,372

Preferred dividends - redeemable non-convertible	15,404	14,615	16,308
Preferred dividends - redeemable convertible	—	—	21
Preferred distributions	660	660	179
Common distributions	9,996	9,222	8,512
Common dividends	49,670	40,755	33,579
Total Dividends/Distributions	$75,730	$65,252	$58,599

Denominator for earnings per share - Diluted	43,262	38,997	34,982
Common units	8,511	8,702	8,726
Additional share - based compensation awards	—	—	221
Denominator for funds from operations per share - Diluted	51,773	47,699	43,929

Funds From Operations (FFO) - Diluted	$98,937	$88,801	$76,248
Issuance costs associated with redeemed preferred shares (1)	3,896	—	1,813
FFO - Diluted, as adjusted for issuance costs associated with redeemed preferred shares	$102,833	$88,801	$78,061

Numerator for Diluted EPS Computation	$29,927	$24,416	$18,911
Issuance costs associated with redeemed preferred shares (1)	3,896	—	1,813
Numerator for Diluted EPS Computation, as adjusted	$33,823	$24,416	$20,724

Earnings per diluted share, as adjusted for issuance costs associated with redeemed preferred shares	$0.78	$0.63	$0.59

(1)             Earnings per diluted share and FFO per diluted share have been adjusted to exclude the issuance costs associated with our Series B, E and F redeemed preferred shares.

Annual Consolidated Reconciliation of Earnings Before Interest,

Income Taxes, Depreciation and Amortization (EBITDA)

(Dollars and shares in thousands)

	December 31
	2006	2005	2004
Net Income	$49,227	$39,031	$37,032
Combined interest expense	72,420	57,145	44,263
Combined amortization of deferred financing costs	2,981	2,240	2,431
Income tax expense, gross	887	699	795
Depreciation of furniture, fixtures and equipment	1,443	706	533
Combined real estate related depreciation and other amortization	78,631	62,849	51,371
Minority interest - preferred units	660	660	179
Minority interest - other consolidated entities	(136)	(85)	(12)
Minority interest - common units, gross	7,276	5,889	5,659
Earnings Before Interest, Income Taxes, Depreciation and Amortization (EBITDA)	$213,389	$169,134	$142,251

Common dividends for Earnings Payout Ratio	$49,670	$40,755	$33,579
Common distributions	9,996	9,222	8,512
Common share dividends on restricted shares	—	—	382
Convertible preferred dividends	—	—	21
Dividends and distributions for FFO and AFFO Payout Ratio	$59,666	$49,977	$42,494

Total tenant improvements and incentives on operating properties	$20,649	$30,452	$14,067
Total capital improvements on operating properties	11,779	9,782	10,349
Total leasing costs for operating properties	8,610	9,843	12,549
Less: Nonrecurring tenant improvements and incentives on operating properties	(13,862)	(21,505)	(3,993)
Less: Nonrecurring capital improvements on operating properties	(5,418)	(4,522)	(7,100)
Less: Nonrecurring leasing costs for operating properties	(6,388)	(6,040)	(8,478)
Add: Recurring improvements on operating properties held through joint ventures	1,140	188	—
Recurring capital expenditures	$16,510	$18,198	$17,394

Discontinued Operations
Revenues from real estate operations	$4,473	$10,286	$10,629
Property operating expenses	(1,529)	(3,887)	(4,071)
Depreciation and amortization	(1,362)	(2,506)	(2,615)
Amortization of deferred financing costs	(134)	(11)	(10)
General and administrative	(1)	(1)	(1)
Interest	(1,042)	(2,272)	(2,115)
Gain (loss) on sales of real estate	17,031	4,325	—
Income from discontinued operations	17,436	5,834	1,817
Minority interests in discontinued operations	(3,059)	(1,153)	(390)
Income from discontinued operations, net of minority interests	$14,377	$4,681	$1,427

Interest expense from continuing operations	$71,378	$54,872	$42,148
Interest expense from discontinued operations	1,042	2,272	2,115
Combined interest expense	$72,420	$57,144	$44,263

Depreciation and amortization	$78,712	$61,049	$49,289
Depreciation of furniture, fixtures and equipment	(1,443)	(706)	(533)
Depreciation and amortization from discontinued operations	1,362	2,506	2,615
Combined real estate related depreciation and other amortization	$78,631	$62,849	$51,371

Quarterly Equity Analysis

(Amounts in thousands except per share data, share prices and ratios)

	2006				2005
	December 31	September 30	June 30	March 31	December 31
Common Equity - End of Quarter
Common Shares	42,898	42,811	42,374	40,244	39,927
Common Units	8,459	8,525	8,595	8,480	8,523
Total	51,357	51,336	50,969	48,724	48,450
End of Quarter Common Share Price	$50.47	$44.76	$42.08	$45.74	$35.54
Market Value of Common Shares/Units	$2,591,988	$2,297,799	$2,144,776	$2,228,636	$1,721,913

Common Shares Trading Volume
Average Daily Volume (Shares)	353	338	284	189	172
Average Daily Volume (Dollars in thousands)	$17,018.81	$15,199.34	$11,606.66	$7,838.86	$6,026.90
As a Percentage of Weighted Average Common Shares	0.8%	0.8%	0.7%	0.5%	0.4%

Common Share Price Range
Quarterly High	$51.45	$47.54	$45.74	$46.12	$37.15
Quarterly Low	$44.21	$40.65	$37.32	$34.91	$32.50
Quarterly Average	$48.23	$44.92	$40.83	$41.41	$35.13

Convertible Preferred Equity - End of Quarter
Convertible Series I Preferred Units Outstanding	352	352	352	352	352
Conversion Ratio	0.5000	0.5000	0.5000	0.5000	0.5000
Common Shares Issued Assuming Conversion	176	176	176	176	176

Nonconvertible Preferred Equity - End of Quarter
Redeemable Series E Shares Outstanding (1)	—	—	1,150	1,150	1,150
Redeemable Series F Shares Outstanding (2)	—	1,425	1,425	1,425	1,425
Redeemable Series G Shares Outstanding	2,200	2,200	2,200	2,200	2,200
Redeemable Series H Shares Outstanding	2,000	2,000	2,000	2,000	2,000
Redeemable Series J Shares Outstanding (3)	3,390	3,390	—	—	—
Total Nonconvertible Preferred Equity	7,590	9,015	6,775	6,775	6,775
Total Convertible Preferred Equity	352	352	352	352	352
Total Preferred Equity	7,942	9,367	7,127	7,127	7,127
Preferred Share Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00
Recorded Book Value of Preferred Equity	$198,550	$234,175	$178,175	$178,175	$178,175

Weighted Average Shares:
Common Shares Outstanding	42,439	42,197	41,510	39,668	39,297
Dilutive effect of share-based compensation awards	1,641	1,649	1,721	1,842	1,902
Common Units	8,495	8,562	8,465	8,520	8,688
Denominator for funds from operations per share - diluted	52,575	52,408	51,696	50,030	49,887

Capitalization
Recorded Book Value of Preferred Shares	$198,550	$234,175	$178,175	$178,175	$178,175
Market Value of Common Shares/Units	2,591,988	2,297,799	2,144,776	2,228,636	1,721,913
Total Equity Market Capitalization	$2,790,538	$2,531,974	$2,322,951	$2,406,811	$1,900,088

Total Debt	$1,498,537	$1,406,682	$1,433,718	$1,360,638	$1,348,351

Total Market Capitalization	$4,289,075	$3,938,656	$3,756,669	$3,767,449	$3,248,439

Debt to Total Market Capitalization	34.9%	35.7%	38.2%	36.1%	41.5%
Debt to Total Assets	61.8%	59.7%	62.1%	63.5%	63.3%
Debt to Undepreciated Book Value of Real Estate Assets	62.0%	59.8%	60.7%	62.7%	62.6%

(1)             We redeemed all of the outstanding Series E Preferred Shares on July 15, 2006 for $28,750,000 or $25.00 per share par value.

(2)             We redeemed all of the outstanding Series F Preferred Shares on October 15, 2006 for 35,625,000 or $25.00 per share par value.

(3)             We issued 3,390,000 Series J Cumulative Redeemable Preferred Shares with a $25.00 per share par value on July 20, 2006.

Quarterly Debt Analysis
(Dollars in thousands)

	2006								2005
	December 31		September 30		June 30		March 31		December 31
Debt Outstanding
Mortgage Loans	$1,057,458		$913,354		$1,030,648		$997,410		$1,005,113
Construction Loans	56,079		93,328		100,070		84,228		70,238
Unsecured Revolving Credit Facility	185,000		200,000		303,000		279,000		273,000
Exchangeable Senior Notes (1)	200,000		200,000		—		—		—
	$1,498,537		$1,406,682		$1,433,718		$1,360,638		$1,348,351

Average Outstanding Balance
Mortgage Loans	$918,938		$951,798		$994,927		$998,726		$862,700
Construction Loans	51,412		103,538		86,257		76,799		96,793
Unsecured Revolving Credit Facility	306,556		324,236		247,678		284,171		239,537
Exchangeable Senior Notes (1)	200,000		28,261		—		—		—
	$1,476,906		$1,407,833		$1,328,862		$1,359,696		$1,199,030

Interest Rate Structure
Fixed-Mortgage Loans	$1,022,958		$878,854		$947,848		$914,610		$922,313
Fixed-Exchangeable Senior Notes (1)	200,000		200,000		—		—		—
Variable	175,579		227,828		385,870		396,028		426,038
Variable Subject to Interest Rate Protection(2) (3)	100,000		100,000		100,000		50,000		—
	$1,498,537		$1,406,682		$1,433,718		$1,360,638		$1,348,351

% of Fixed Rate Loans (4)	88.28%		83.80%		73.09%		70.89%		68.40%
% of Variable Rate Loans (2) (3)	11.72%		16.20%		26.91%		29.11%		31.60%
	100.00%		100.00%		100.00%		100.00%		100.00%

Average Contract Interest Rates
Mortgage & Construction Loans	6.18%		6.24%		6.30%		6.24%		6.25%
Unsecured Revolving Credit Facility	6.77%		6.83%		6.23%		5.85%		5.09%
Exchangeable Senior Notes (1)	3.50%		3.50%		n/a		n/a		n/a
Total Weighted Average	5.99%		6.35%		6.28%		6.13%		5.97%

Coverage Ratios (excluding capitalized interest) – All coverage computations include the effect of discontinued operations
Interest Coverage - Combined NOI	2.95	x	2.93	x	2.87	x	2.83	x	3.05	x
Interest Coverage - EBITDA	2.71	x	3.60	x	2.70	x	2.78	x	2.82	x
Debt Service Coverage - Combined NOI	2.45	x	2.42	x	2.33	x	1.98	x	2.45	x
Debt Service Coverage - EBITDA	2.25	x	2.97	x	2.19	x	1.95	x	2.26	x
Fixed Charge Coverage - Combined NOI	2.44	x	2.35	x	2.36	x	2.33	x	2.45	x
Fixed Charge Coverage - EBITDA	2.24	x	2.89	x	2.22	x	2.29	x	2.26	x

(1)             On September 18, 2006, we issued $200.0 million in exchangeable senior notes.  The notes bear interest at a fixed interest rate of 3.5%, with interest payable semi-annually beginning March 15, 2007, and mature in September 2026.

(2)             On March 28, 2006, we entered into a $50.0 million notional amount swap at a fixed one-month LIBOR rate of 5.036%, which commenced on the same day and expires March 30, 2009.

(3)             On April 27, 2006, we entered into two notional amount swaps aggregating $50.0 million at a fixed one-month LIBOR rate of 5.232%, which commenced May 1, 2006 and expire May 1, 2009.

(4)             Includes interest rate protection agreements.

Quarterly Operating Ratios

(Dollars in thousands except per share data and ratios)

	2006				2005
	December 31	September 30	June 30	March 31	December 31
OPERATING RATIOS – All computations include the effect of discontinued operations
Net Income as a % of Combined Real Estate Revenues
(Net Income / Combined Real Estate Revenues)	11.77%	26.04%	12.47%	13.77%	15.34%

Combined NOI as a % of Combined Real Estate Revenues
(Combined NOI / Combined Real Estate Revenues)	68.28%	67.46%	69.35%	69.43%	70.03%

EBITDA as a % of Combined Real Estate Revenues
(EBITDA / Combined Real Estate Revenues)	62.71%	82.70%	65.16%	68.30%	64.73%

G&A as a % of Net Income
(G&A / Net Income)	52.58%	20.53%	40.65%	39.88%	36.70%

G&A as a % of Combined Real Estate Revenues
(G&A / Combined Real Estate Revenues)	6.19%	5.35%	5.07%	5.49%	5.63%

G&A as a % of EBITDA
(G&A / EBITDA)	9.87%	6.46%	7.78%	8.04%	8.70%

Recurring Capital Expenditures	$6,387	$3,890	$3,425	$2,808	$5,226
Recurring Capital Expenditures per average square foot of wholly owned properties	$0.43	$0.26	$0.24	$0.21	$0.41
Recurring Capital Expenditures as a % of NOI (Combined NOI)	11.48%	7.29%	6.76%	5.60%	11.13%

Quarterly Dividend Analysis

	2006								2005
	December 31		September 30		June 30		March 31		December 31
Common Share Dividends
Dividends per share/unit	$0.310		$0.310		$0.280		$0.280		$0.280
Increase over prior quarter	0.0%		10.7%		0.0%		0.0%		0.0%

Common Dividend Payout Ratios
Payout - Earnings	356.4%		91.8%		217.0%		179.2%		167.0%

Payout - FFO - Diluted	63.5%		65.4%		56.4%		56.0%		57.0%

Payout - AFFO - Diluted	89.9%		83.0%		75.0%		72.3%		85.3%

Dividend Coverage - FFO - Diluted	1.58	x	1.53	x	1.77	x	1.79	x	1.76	x

Dividend Coverage - AFFO - Diluted	1.11	x	1.21	x	1.33	x	1.38	x	1.17	x

Common Dividend Yields
Dividend Yield	2.46%		2.77%		2.66%		2.45%		3.15%

Series I Preferred Unit Distributions
Preferred Unit Distributions Per Unit	$0.46875		$0.46875		$0.46875		$0.46875		$0.46875
Preferred Unit Distributions Yield	7.500%		7.500%		7.500%		7.500%		7.500%
Quarter End Recorded Book Value	$25.00		$25.00		$25.00		$25.00		$25.00

Series E Preferred Share Dividends (1)
Preferred Share Dividends Per Share	n/a		n/a		$0.64063		$0.64063		$0.64063
Preferred Share Dividend Yield	n/a		n/a		10.250%		10.250%		10.250%
Quarter End Recorded Book Value	n/a		n/a		$25.00		$25.00		$25.00

Series F Preferred Share Dividends (2)
Preferred Share Dividends Per Share	n/a		$0.61719		$0.61719		$0.61719		$0.61719
Preferred Share Dividend Yield	n/a		9.875%		9.875%		9.875%		9.875%
Quarter End Recorded Book Value	n/a		$25.00		$25.00		$25.00		$25.00

Series G Preferred Share Dividends
Preferred Share Dividends Per Share	$0.50000		$0.50000		$0.50000		$0.50000		$0.50000
Preferred Share Dividend Yield	8.000%		8.000%		8.000%		8.000%		8.000%
Quarter End Recorded Book Value	$25.00		$25.00		$25.00		$25.00		$25.00

Series H Preferred Share Dividends
Preferred Share Dividends Per Share	$0.46875		$0.46875		$0.46875		$0.46875		$0.46875
Preferred Share Dividend Yield	7.500%		7.500%		7.500%		7.500%		7.500%
Quarter End Recorded Book Value	$25.00		$25.00		$25.00		$25.00		$25.00

Series J Preferred Share Dividends (3)
Preferred Share Dividends Per Share	$0.47656		$0.47656		n/a		n/a		n/a
Preferred Share Dividend Yield	7.625%		7.625%		n/a		n/a		n/a
Quarter End Recorded Book Value	$25.00		$25.00		n/a		n/a		n/a

(1)             We redeemed all of the outstanding Series E Preferred Shares on July 15, 2006 for $28,750,000, or $25.00 per share par value, and paid a prorated dividend of $0.09965 for the third quarter of 2006.

(2)             We redeemed all of the outstanding Series F Preferred Shares on October 15, 2006 for $35,625,000, or $25.00 per share par value, and paid a prorated dividend of $0.09601 for the fourth quarter of 2006.

(3)             We issued 3,390,000 Series J Cumulative Redeemable Preferred Shares with a $25.00 per share par value on July 20, 2006 and paid a prorated dividend of $0.4501 on October 15, 2006.

Investor Composition and Analyst Coverage

(as of December 31, 2006)

			As if Converted		Fully Diluted
	Common	Common	Preferred		Ownership
SHAREHOLDER CLASSIFICATION	Shares	Units	Shares / Units	Total	% of Total

Insiders	779,145	7,290,753	—	8,069,898	15.66%
Non-insiders	42,118,494	1,167,839	176,000	43,462,333	84.34%
	42,897,639	8,458,592	176,000	51,532,231	100.00%

	December 31,	September 30,	June 30,	March 31,	December 31,
RESEARCH COVERAGE	2006	2006	2006	2006	2005

A. G. Edwards	x	x	x	x	x
BMO Capital Markets	x	x	x	x	x
Citigroup Global Markets	x	n/a	n/a	n/a	n/a
Credit Suisse First Boston	n/a	n/a	n/a	x	x
Ferris, Baker Watts, Incorporated	x	x	x	x	x
Friedman Billings Ramsey & Co.	x	x	x	n/a	n/a
KeyBanc Capital Markets	n/a	n/a	n/a	n/a	x
RBC Capital Markets	x	x	x	n/a	n/a
Raymond James	x	x	x	x	x
Robert W. Baird & Co. Incorporated	x	x	x	x	x
Stifel, Nicolaus & Company, Incorporated	x	x	x	x	x
Wachovia Securities	x	x	x	x	x

Source:  Institutional ownership was obtained from filed Forms 13(f) as of September 30, 2006 per Vickers Stock Research Corporation.

Debt Maturity Schedule -  December 31, 2006

(Dollars in thousands)

	Non-Recourse Debt (1)		Recourse Debt (1)

Year of Maturity	Annual Amortization of Monthly Payments	Due on Maturity	Annual Amortization of Monthly Payments	Due on Maturity	Wachovia Revolver (2)	Total Scheduled Payments

2007	$14,035	$61,083	$5,220	$60,612	$—	$140,950
2008	12,274	142,903	739	34,292	185,000	375,208
2009	8,768	52,228	795	—	—	61,791
2010 (3)	8,198	52,177	272	12,481	—	73,128
2011	6,349	102,264	241	—	—	108,854
2012	4,799	36,123	260	—	—	41,182
2013	1,689	129,886	282	—	—	131,857
2014 (4)	160	4,262	305	—	—	4,727
2015	153	103,000	329	—	—	103,482
2016	165	108,543	356	—	—	109,064
2017	177	146,500	385	—	—	147,062
2018	—	193	417	—	—	610
2019	—	—	373	39	—	412
	$56,767	$939,162	$9,974	$107,424	$185,000	$1,298,327

		Net premium to adjust to fair value of debt				210
		Mortgage and Other Loans Payable				$1,298,537

		Exchangeable Senior Notes (5)				$200,000

		Total Debt				$1,498,537

Notes:

(1)             Certain mortgages contain extension options, generally either for a period of six months or one year, subject to certain conditions.  The maturity dates presented above in the table assume that the extension options have not been exercised.

(2)             We have the right to extend the Wachovia Revolver for a one-year period, subject to certain conditions, upon maturity in March 2008.

(3)             We assumed that our $9.4 million non-recourse loan that matures in September 2025 will be called in October 2010. The above table includes the $8.5 million amount due on maturity in 2010.

(4)             We assumed that our $4.9 million non-recourse loan that matures in March 2034 may be prepaid in the three-month period ending March 2014 without penalty.  The above table includes the $4.3 million amount due on maturity in 2014.

(5)             Exchangeable Senior Notes expire in September 2026 but are subject to a put by the holders in September 2011 and every five years thereafter.

Property Summary by Region - December 31, 2006

Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment
	Office Properties

	Baltimore /Washington Corridor

1	2730 Hercules Road	BWI Airport	NBP	1990	M	240,336
2	304 Sentinel Drive (304 NBP)	BWI Airport	NBP	2005	M	162,498
3	306 Sentinel Drive (306 NBP)	BWI Airport	NBP	2006	M	157,896
	302 Sentinel Drive (302 NBP)	BWI Airport	NBP		M		157,146
4	2720 Technology Drive (220 NBP)	BWI Airport	NBP	2004	M	156,730
5	2711 Technology Drive (211 NBP)	BWI Airport	NBP	2002	M	152,000
	320 Sentinel Drive (320 NBP)	BWI Airport	NBP		M		125,681
6	318 Sentinel Drive (318 NBP)	BWI Airport	NBP	2005	M	125,681
7	322 Sentinel Drive (322 NBP)	BWI Airport	NBP	2006	M	125,568
8	140 National Business Parkway	BWI Airport	NBP	2003	M	119,904
9	132 National Business Parkway	BWI Airport	NBP	2000	M	118,456
10	2721 Technology Drive (221 NBP)	BWI Airport	NBP	2000	M	118,093
11	2701 Technology Drive (201 NBP)	BWI Airport	NBP	2001	M	117,450
12	2691 Technology Drive (191 NBP)	BWI Airport	NBP	2005	M	103,683
13	134 National Business Parkway	BWI Airport	NBP	1999	M	93,482
14	135 National Business Parkway	BWI Airport	NBP	1998	M	87,655
15	133 National Business Parkway	BWI Airport	NBP	1997	M	87,401
16	141 National Business Parkway	BWI Airport	NBP	1990	M	87,247
17	131 National Business Parkway	BWI Airport	NBP	1990	M	69,039
18	114 National Business Parkway	BWI Airport	NBP	2002	S	9,908
						2,133,027	282,827

1	1306 Concourse Drive	BWI Airport	APS	1990	M	114,046
2	870-880 Elkridge Landing Road	BWI Airport	APS	1981	M	105,151
3	1304 Concourse Drive	BWI Airport	APS	2002	M	101,710
4	900 Elkridge Landing Road	BWI Airport	APS	1982	M	97,261
5	1199 Winterson Road	BWI Airport	APS	1988	M	96,636
6	920 Elkridge Landing Road	BWI Airport	APS	1982	M	96,566
7	1302 Concourse Drive	BWI Airport	APS	1996	M	84,406
8	881 Elkridge Landing Road	BWI Airport	APS	1986	M	73,572
9	1190 Winterson Road	BWI Airport	APS	1987	M	72,518
10	1099 Winterson Road	BWI Airport	APS	1988	M	70,569
11	849 International Drive	BWI Airport	APS	1988	M	68,758
12	911 Elkridge Landing Road	BWI Airport	APS	1985	M	68,296
13	1201 Winterson Road	BWI Airport	APS	1985	M	67,903
14	999 Corporate Boulevard	BWI Airport	APS	2000	M	67,455
15	891 Elkridge Landing Road	BWI Airport	APS	1984	M	58,454
16	901 Elkridge Landing Road	BWI Airport	APS	1984	M	57,593
17	930 International Drive	BWI Airport	APS	1986	S	57,409
18	800 International Drive	BWI Airport	APS	1988	S	57,379
19	900 International Drive	BWI Airport	APS	1986	S	57,140
20	921 Elkridge Landing Road	BWI Airport	APS	1983	M	54,175
	940 Elkridge Landing Road	BWI Airport	APS	1984	M		53,941
21	939 Elkridge Landing Road	BWI Airport	APS	1983	M	53,031
22	938 Elkridge Landing Road	BWI Airport	APS	1984	M	52,988
						1,633,016	53,941

1	7467 Ridge Road	BWI Airport	Comm./Pkwy.	1990	M	74,326
2	7240 Parkway Drive	BWI Airport	Comm./Pkwy.	1985	M	73,972
3	7318 Parkway Drive	BWI Airport	Comm./Pkwy.	1984	S	59,204
4	7320 Parkway Drive	BWI Airport	Comm./Pkwy.	1983	S	58,453
5	1340 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	46,400
6	7321 Parkway Drive	BWI Airport	Comm./Pkwy.	1984	S	39,822
7	1334 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	37,565
8	1331 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	29,936
9	1350 Dorsey Road	BWI Airport	Comm./Pkwy.	1989	S	19,992
10	1344 Ashton Road	BWI Airport	Comm./Pkwy.	1989	M	17,061
11	1341 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	15,841
12	1343 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	9,962
13	1348 Ashton Road	BWI Airport	Comm./Pkwy.	1988	S	3,108
						485,642	—

53	Subtotal (continued on next page)					4,251,685	336,768

The S or M notation indicates single story or multi-story building, respectively.

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

53	Subtotal (continued from prior page)					4,251,685	336,768

	5522 Research Park Drive (UMBC) (1)	BWI Airport	bwtech@UMBC		S		23,500

1	2500 Riva Road	Annapolis		2000	M	155,000

1	Old Annapolis Road	Howard Co. Perimeter	Oakland Ridge	1985	M	150,000

1	7125 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1973/1999	M	611,379
2	7000 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1999	M	145,806
3	6711 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2006	M	68,196	56,804
4	6731 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2002	M	123,911
5	6940 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1999	M	109,003
6	6950 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1998	M	107,778
7	8621 Robert Fulton Drive	Howard Co. Perimeter	Columbia Gateway	2005-2006	M	86,032
8	7067 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	82,953
9	6750 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	78,460
10	6700 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1988	M	74,859
11	6740 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1992	M	61,957
12	7015 Albert Einstein Drive	Howard Co. Perimeter	Columbia Gateway	1999	S	61,203
13	8671 Robert Fulton Drive	Howard Co. Perimeter	Columbia Gateway	2002	S	56,350
14	6716 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1990	M	52,005
15	8661 Robert Fulton Drive	Howard Co. Perimeter	Columbia Gateway	2002	S	49,307
16	7130 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1989	S	46,840
17	7142 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1994	S	45,951
18	6708 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1988	M	39,203
19	7065 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	S	38,560
20	7138 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1990	S	38,225
21	7063 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	S	36,936
22	6760 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1991	M	36,440
23	7150 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1991	S	35,812
24	7061 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	M	29,604
25	6724 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	28,420
26	7134 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1990	S	21,991
						2,167,181	56,804

1	7200 Riverwood Drive	Howard Co. Perimeter	Rivers 95	1986	S	160,000
2	9140 Guilford Road	Howard Co. Perimeter	Rivers 95	1983	S	41,704
3	9160 Guilford Road	Howard Co. Perimeter	Rivers 95	1984	M	37,034
4	7175 Riverwood Drive	Howard Co. Perimeter	Rivers 95	1996	S	26,500
5	9150 Guilford Road	Howard Co. Perimeter	Rivers 95	1984	S	18,592
6	9130 Guilford Road	Howard Co. Perimeter	Rivers 95	1984	S	13,700
						297,530	—

87	Total Baltimore/Washington Corridor					7,021,396	417,072

	Suburban Maryland

1	11800 Tech Road	North Silver Spring	Montgomery Industrial	1989	M	235,954
2	400 Professional Drive	Gaithersburg	Crown Point	2000	M	129,311
3	110 Thomas Johnson Drive	Frederick		1987/1999	M	117,803
4	45 West Gude Drive	Rockville		1987	M	108,588
5	15 West Gude Drive	Rockville		1986	M	106,928
	Total Suburban Maryland					698,584	—

The S or M notation indicates single story or multi-story building, respectively.

(1) This property is a land-lease property.

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	St. Mary’s & King George Counties

1	22309 Exploration Drive	St. Mary’s County	Exploration Park	1984/1997	M	98,860
2	22289 Exploration Drive	St. Mary’s County	Exploration Park	2000	M	61,059
3	22299 Exploration Drive	St. Mary’s County	Exploration Park	1998	M	58,231
4	22300 Exploration Drive	St. Mary’s County	Exploration Park	1997	M	44,830
						262,980	—

1	46579 Expedition Drive	St. Mary’s County	Expedition Park	2002	M	61,156
2	46591 Expedition Drive	St. Mary’s County	Expedition Park	2005-2006	M	60,029
						121,185	—

1	44425 Pecan Court	St. Mary’s County	Wildewood Tech Park	1997	M	59,055
2	44408 Pecan Court	St. Mary’s County	Wildewood Tech Park	1986	S	50,532
3	23535 Cottonwood Parkway	St. Mary’s County	Wildewood Tech Park	1984	M	46,656
4	44417 Pecan Court	St. Mary’s County	Wildewood Tech Park	1989	S	29,053
5	44414 Pecan Court	St. Mary’s County	Wildewood Tech Park	1986	S	25,444
6	44420 Pecan Court	St. Mary’s County	Wildewood Tech Park	1989	S	25,200
						235,940	—

1	16480 Commerce Drive	King George County	Dahlgren Technology Center	2000	M	70,728
2	16541 Commerce Drive	King George County	Dahlgren Technology Center	1996	S	36,053
3	16539 Commerce Drive	King George County	Dahlgren Technology Center	1990	S	32,076
4	16442 Commerce Drive	King George County	Dahlgren Technology Center	2002	S	25,518
5	16501 Commerce Drive	King George County	Dahlgren Technology Center	2002	S	22,860
6	16543 Commerce Drive	King George County	Dahlgren Technology Center	2002	S	17,370
						204,605	—

18	Total St. Mary’s & King George Counties					824,710	—

	Northern Virginia

1	15000 Conference Center Drive	Dulles South	Westfields	1989	M	470,406
2	15010 Conference Center Drive	Dulles South	Westfields	2006	M	223,610
3	15059 Conference Center Drive	Dulles South	Westfields	2000	M	145,192
4	15049 Conference Center Drive	Dulles South	Westfields	1997	M	145,053
5	14900 Conference Center Drive	Dulles South	Westfields	1999	M	127,115
6	14280 Park Meadow Drive	Dulles South	Westfields	1999	M	114,126
7	4851 Stonecroft Boulevard	Dulles South	Westfields	2004	M	88,094
8	14850 Conference Center Drive	Dulles South	Westfields	2000	M	69,711
9	14840 Conference Center Drive	Dulles South	Westfields	2000	M	69,710
						1,453,017	—

1	13200 Woodland Park Road	Herndon	Woodland	2002	M	404,665
						404,665	—

1	13454 Sunrise Valley Road	Herndon	Dulles Tech	1998	M	112,597
2	13450 Sunrise Valley Road	Herndon	Dulles Tech	1998	M	53,728
						166,325	—

1	1751 Pinnacle Drive	Tysons Corner		1989/1995	M	260,469
2	1753 Pinnacle Drive	Tysons Corner		1976/2004	M	181,637
						442,106	—

14	Total Northern Virginia					2,466,113	—

The S or M notation indicates single story or multi-story building, respectively.

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	Southwest Virginia

	Meadowville Road	Richmond Southwest	Meadowville Technology Park		M		193,000
							193,000

	201 Technology Park Drive (1)	Southwest Virginia	Russell Regional Business Tech Park		S		102,842
							102,842

	Total Southwest Virginia					—	295,842

	Northern/Central New Jersey

1	431 Ridge Road	Exit 8A — Cranbury	Princeton Tech Cntr.	1998	S	171,200
2	429 Ridge Road	Exit 8A — Cranbury	Princeton Tech Cntr.	1996	M	142,385
3	437 Ridge Road	Exit 8A — Cranbury	Princeton Tech Cntr.	1996	S	30,000
						343,585	—

1	47 Commerce	Exit 8A — Cranbury	Centrepoint North	1998	S	41,398
						41,398	—

1	8 Centre Drive	Exit 8A — Cranbury	Monroe Center	1989	S	16,199
2	2 Centre Drive	Exit 8A — Cranbury	Monroe Center	1989	S	16,132
						32,331	—

6	Total Northern/Central New Jersey					417,314	—

	San Antonio, Texas

2	8611 Military Drive	San Antonio		1982/1985	M	468,994
	Total San Antonio, Texas					468,994	—

	Colorado Springs

1	985 Space Center Drive	Colorado Springs East	Patriot Park	1989	M	102,717
2	745 Space Center Drive	Colorado Springs East	Patriot Park	2006	M	50,000
3	980 Technology Court	Colorado Springs East	Patriot Park	1995	S	33,190
						185,907	—

	1055 North Newport Road	Colorado Springs East	Aerotech Commerce Park		M		59,763
						—	59,763

1	1670 North Newport Road	Colorado Springs East		1986-1987	M	67,500
2	1915 Aerotech Drive	Colorado Springs East		1985	S	37,946
3	1925 Aerotech Drive	Colorado Springs East		1985	S	37,946
						143,392	—

1	9950 Federal Drive	I-25 North Corridor	InterQuest Office	2001	S	66,222
2	9960 Federal Drive	I-25 North Corridor	InterQuest Office	2001	S	46,948
	9965 Federal Drive	I-25 North Corridor	InterQuest Office	1983	M		74,749
						113,170	74,749

1	5775 Mark Dabling Boulevard	Colorado Springs Northwest		1984	M	109,678
2	5725 Mark Dabling Boulevard	Colorado Springs Northwest		1984	M	108,976
3	5755 Mark Dabling Boulevard	Colorado Springs Northwest		1989	M	105,788
						324,442	—

11	Total Colorado Springs					766,911	134,512

The S or M notation indicates single story or multi-story building, respectively.

(1) The lease provides for conveyance of the land parcel.

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	Suburban Baltimore

1	11311 McCormick Road	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1984/1994	M	211,931
2	200 International Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1987	M	128,658
3	226 Schilling Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1980	M	98,640
4	201 International Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1982	M	78,634
5	11011 McCormick Road	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1974	M	56,512
6	11101 McCormick Road	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1976	S	24,232
						598,607	—

1	10150 York Road	Hunt Valley/Rte 83 Corridor		1985	M	180,374
2	9690 Deereco Road	Hunt Valley/Rte 83 Corridor		1988	M	134,175
3	375 West Padonia Road	Hunt Valley/Rte 83 Corridor		1986	M	110,328
						424,877	—

1	7210 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1972	S	83,435
2	7152 Windsor Boulevard	Baltimore County Westside	Rutherford Business Center	1986	S	57,855
3	21 Governor’s Court	Baltimore County Westside	Rutherford Business Center	1981/1995	M	56,063
4	7125 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1985	M	50,906
5	7253 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	S	38,930
6	7104 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	M	29,457
7	17 Governor’s Court	Baltimore County Westside	Rutherford Business Center	1981	S	14,701
8	15 Governor’s Court	Baltimore County Westside	Rutherford Business Center	1981	S	14,568
9	7127 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1985	S	11,144
10	7129 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1985	S	11,075
11	7108 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	S	9,018
12	7102 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	S	8,879
13	7106 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	S	8,820
14	7131 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1985	S	7,453
						402,304	—

23	Total Suburban Baltimore					1,425,788	—

	Greater Philadelphia

1	753 Jolly Road	Blue Bell	Unisys campus	1992	S	419,472
2	785 Jolly Road	Blue Bell	Unisys campus	1996	M	219,065
3	760 Jolly Road	Blue Bell	Unisys campus	1994	M	208,854
4	751 Jolly Road	Blue Bell	Unisys campus	1991	M	112,958
	Total Greater Philadelphia					960,349	—

170	TOTAL PORTFOLIO					15,050,159	847,426

The S or M notation indicates single story or multi-story building, respectively.

Property Summary by Region - December 31, 2006

Joint Venture Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	Unconsolidated Joint Venture Properties

	Greater Harrisburg

1	2605 Interstate Drive	East Shore	Commerce Park	1990	M	79,456
2	2601 Market Place	East Shore	Commerce Park	1989	M	65,411
						144,867	—

1	6345 Flank Drive	East Shore	Gtwy Corp. Ctr.	1989	S	69,443
2	6340 Flank Drive	East Shore	Gtwy Corp. Ctr.	1988	S	68,200
3	6400 Flank Drive	East Shore	Gtwy Corp. Ctr.	1992	S	52,439
4	6360 Flank Drive	East Shore	Gtwy Corp. Ctr.	1988	S	45,952
5	6385 Flank Drive	East Shore	Gtwy Corp. Ctr.	1995	S	32,921
6	6380 Flank Drive	East Shore	Gtwy Corp. Ctr.	1991	S	32,668
7	6405 Flank Drive	East Shore	Gtwy Corp. Ctr.	1991	S	32,000
8	95 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	21,976
9	75 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	20,887
10	6375 Flank Drive	East Shore	Gtwy Corp. Ctr.	2000	S	19,783
11	85 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	12,863
						409,132	—

1	5035 Ritter Road	West Shore	Rossmoyne Bus. Ctr.	1988	S	56,556
2	5070 Ritter Road - Building A	West Shore	Rossmoyne Bus. Ctr.	1989	S	32,309
3	5070 Ritter Road - Building B	West Shore	Rossmoyne Bus. Ctr.	1989	S	28,347
						117,212	—

16	Total Greater Harrisburg					671,211	—

16	Total Unconsolidated Joint Venture Properties					671,211	—

	Consolidated Joint Venture Properties

	Suburban Maryland

1	4230 Forbes Boulevard	Lanham	Forbes 50	2003	S	55,866
	Total Suburban Maryland					55,866	—

	Baltimore/Washington Corridor

	1362 Mellon Road (Lot 6B)	BWI Airport	Baltimore Commons	2006	M		44,134
	7468 Candlewood Road	BWI Airport	Baltimore Commons	1979/1982	M		471,587
	Total Baltimore/Washington Corridor					—	515,721

	Northern Virginia

1	2900 Towerview Road	Route 28 South	Renaissance Park	1982	M	78,171	61,706
	Total Northern Virginia					78,171	61,706

2	Total Consolidated Joint Venture Properties					134,037	577,427

18	TOTAL PORTFOLIO					805,248	577,427

The S or M notation indicates single story or multi-story building, respectively.

Property Occupancy Rates by Region by Quarter

Wholly Owned Properties

	Baltimore /		Northern /				St. Mary’s &
	Washington	Northern	Central	Greater	Suburban	Suburban	King George	Colorado	San	Total
	Corridor	Virginia	New Jersey	Philadelphia	Maryland	Baltimore	Counties	Springs	Antonio	Portfolio

December 31, 2006

Number of Buildings	87	14	6	4	5	23	18	11	2	170
Rentable Square Feet	7,021,396	2,466,113	417,314	960,349	698,584	1,425,788	824,710	766,911	468,994	15,050,159
Occupied %	95.10%	90.93%	97.18%	100.00%	83.20%	81.06%	92.15%	92.75%	100.00%	92.78%
Leased %	95.81%	99.46%	97.18%	100.00%	94.79%	85.36%	92.15%	93.04%	100.00%	95.46%

September 30, 2006

Number of Buildings	86	13	6	4	5	23	18	11	2	168
Rentable Square Feet	6,825,128	2,242,503	417,314	960,349	704,770	1,425,023	779,059	766,911	468,994	14,590,051
Occupied %	95.03%	95.89%	97.18%	100.00%	82.18%	84.73%	96.80%	91.20%	100.00%	93.98%
Leased %	95.65%	99.30%	97.18%	100.00%	82.18%	88.59%	96.80%	92.96%	100.00%	95.26%

June 30, 2006

Number of Buildings	85	13	8	4	5	25	18	10	2	170
Rentable Square Feet	6,740,423	2,242,503	538,045	960,349	704,489	1,636,354	779,059	717,018	468,994	14,787,234
Occupied %	95.52%	94.14%	94.88%	100.00%	82.01%	85.21%	96.74%	87.35%	100.00%	93.61%
Leased %	96.22%	94.59%	95.12%	100.00%	91.11%	88.34%	97.20%	90.85%	100.00%	94.97%

March 31, 2006

Number of Buildings	83	13	8	4	5	25	18	5	2	163
Rentable Square Feet	6,035,901	2,242,503	538,045	960,349	704,489	1,632,261	771,852	316,577	468,994	13,670,971
Occupied %	95.15%	92.87%	95.75%	100.00%	80.01%	86.51%	96.80%	83.12%	100.00%	93.31%
Leased %	95.69%	94.14%	95.98%	100.00%	89.03%	87.61%	97.53%	83.12%	100.00%	94.40%

December 31, 2005

Number of Buildings	82	13	9	4	7	25	18	5	2	165
Rentable Square Feet	5,873,489	2,242,999	595,325	960,349	846,272	1,632,261	771,852	316,577	468,994	13,708,118
Occupied %	96.21%	96.36%	96.40%	100.00%	79.83%	84.74%	95.41%	85.81%	100.00%	93.97%
Leased %	96.35%	98.49%	96.40%	100.00%	85.67%	89.04%	97.53%	85.81%	100.00%	95.37%

Property Occupancy Rates by Region by Quarter

Joint Venture Properties

	Unconsolidated
	Northern /		Consolidated
	Central	Greater	Suburban	Northern	Total
	New Jersey	Harrisburg	Maryland	Virginia	Portfolio

December 31, 2006

Number of Buildings	—	16	1	1	18
Rentable Square Feet	—	671,211	55,866	78,171	805,248
Occupied %	0.00%	91.16%	47.95%	100.00%	89.02%
Leased %	0.00%	91.16%	47.95%	100.00%	89.02%

September 30, 2006

Number of Buildings	—	16	1	1	18
Rentable Square Feet	—	671,759	55,866	78,171	805,796
Occupied %	0.00%	91.46%	47.95%	100.00%	89.27%
Leased %	0.00%	91.46%	47.95%	100.00%	89.27%

June 30, 2006

Number of Buildings	1	16	1	1	19
Rentable Square Feet	157,394	671,759	55,866	78,171	963,190
Occupied %	86.85%	89.90%	47.95%	100.00%	87.79%
Leased %	86.85%	90.07%	47.95%	100.00%	87.91%

March 31, 2006

Number of Buildings	1	16	1	1	19
Rentable Square Feet	157,394	671,759	55,866	78,171	963,190
Occupied %	81.57%	89.35%	47.95%	100.00%	86.54%
Leased %	88.91%	89.35%	47.95%	100.00%	87.74%

December 31, 2005

Number of Buildings	1	16	1	—	18
Rentable Square Feet	157,394	671,759	55,866	—	885,019
Occupied %	80.89%	89.35%	47.95%	0.00%	85.23%
Leased %	86.85%	89.35%	47.95%	0.00%	86.29%

Reconciliation of Wholly Owned Properties to Entire

Portfolio as of December 31, 2006

		Square
	Count	Feet	Occupied %	Leased %

Wholly Owned Properties	170	15,050,159	92.78%	95.46%
Add: Consolidated Joint Venture Properties	2	134,037	78.30%	78.30%
Subtotal	172	15,184,196	92.65%	95.31%
Add: Unconsolidated Joint Venture Properties	16	671,211	91.16%	91.16%
Entire Portfolio	188	15,855,407	92.58%	95.14%

Top Twenty Office Tenants of Wholly Owned Properties as of December 31, 2006 (1)

(Dollars in thousands)

			Percentage of	Total	Percentage	Weighted
		Total	Total	Annualized	of Total	Average
	Number of	Occupied	Occupied	Rental	Annualized Rental	Remaining
Tenant	Leases	Square Feet	Square Feet	Revenue (2) (3)	Revenue	Lease Term (4)

United States of America (5)	45	2,182,610	15.6%	$47,584	16.3%	6.6
Booz Allen Hamilton, Inc.	10	779,936	5.6%	20,145	6.9%	7.2
Northrop Grumman Corporation	15	538,967	3.9%	12,375	4.2%	2.6
Computer Sciences Corporation (6)	4	454,645	3.3%	11,076	3.8%	4.4
Unisys Corporation (7)	4	760,145	5.4%	8,665	3.0%	2.7
L-3 Communications Holdings, Inc. (6)	4	221,635	1.6%	8,621	3.0%	7.0
General Dynamics Corporation	9	278,239	2.0%	7,037	2.4%	3.0
AT&T Corporation (6)	9	324,373	2.3%	6,758	2.3%	1.4
The Aerospace Corporation	2	221,785	1.6%	6,240	2.1%	7.9
Wachovia Corporation	5	188,994	1.4%	6,131	2.1%	11.4
The Boeing Company (6)	4	143,480	1.0%	3,975	1.4%	3.0
Ciena Corporation	3	221,609	1.6%	3,558	1.2%	3.7
Science Applications International Corp.	12	170,839	1.2%	3,193	1.1%	0.3
Lockheed Martin Corporation	6	163,685	1.2%	2,953	1.0%	2.5
Magellan Health Services, Inc.	3	142,199	1.0%	2,910	1.0%	3.9
BAE Systems PLC (6)	7	212,339	1.5%	2,795	1.0%	3.8
Merck & Co., Inc. (Unisys) (7)	1	219,065	1.6%	2,466	0.8%	2.5
Wyle Laboratories, Inc.	4	174,792	1.3%	2,399	0.8%	5.6
Harris Corporation	4	84,040	0.6%	2,295	0.8%	3.6
EDO Corporation	6	98,812	0.7%	2,209	0.8%	6.6

Subtotal Top 20 Office Tenants	157	7,582,189	54.3%	163,384	56.0%	5.3
All remaining tenants	492	6,380,653	45.7%	128,380	44.0%	4.5
Total/Weighted Average	649	13,962,842	100.0%	$291,763	100.0%	5.0

(1)          Table excludes owner occupied leasing activity which represents 142,958 square feet with a weighted average remaining lease term of  6.1 as of December 31, 2006.

(2)          Total Annualized Rental Revenue is the monthly contractual base rent as of December 31, 2006, multiplied by 12, plus the estimated annualized expense reimbursements under existing office leases.

(3)          Order of tenants is based on Annualized Rent.

(4)          The weighting of the lease term was computed using Total Rental Revenue.

(5)          Many of our government leases are subject to early termination provisions which are customary to government leases. The weighted average remaining lease term was computed assuming no exercise of such early termination rights.

(6)          Includes affiliated organizations or agencies.

(7)          Merck & Co., Inc. subleases 219,065 rentable square feet from Unisys’ 960,349 leased rentable square feet in our Greater Philadelphia region.

Combined Real Estate Revenue by Geographic Region by Quarter

(Dollars in thousands)

	2006				2005
	December 31	September 30	June 30	March 31	December 31

Office Properties:

Baltimore/Washington Corridor	$40,112	$38,347	$34,797	$34,393	$34,282
Northern Virginia	15,400	16,746	15,796	15,573	15,979
Northern/Central New Jersey	4,698	2,317	2,386	2,893	2,868
Greater Philadelphia	2,506	2,506	2,506	2,506	2,506
Greater Harrisburg	—	—	—	(6)	(3)
St. Mary’s and King George Counties	3,083	2,979	3,037	2,988	3,141
Suburban Maryland	3,864	4,114	3,785	3,553	3,614
Suburban Baltimore	6,415	7,569	7,230	7,357	3,025
San Antonio	2,046	1,787	1,797	1,810	1,814
Colorado Springs	3,366	3,158	1,963	1,289	983
Subtotal	81,490	79,523	73,297	72,356	68,209
Eliminations / other	(13)	(465)	(219)	(177)	(1,185)

Combined Real Estate Revenue	$81,477	$79,058	$73,078	$72,179	$67,024

Combined Net Operating Income by Geographic Region by Quarter

(Dollars in thousands)

	2006				2005
	December 31	September 30	June 30	March 31	December 31

Office Properties:

Baltimore/Washington Corridor	$27,551	$25,745	$24,662	$24,024	$24,108
Northern Virginia	9,535	11,179	9,992	10,083	10,634
Northern/Central New Jersey	4,064	1,449	1,563	1,908	1,780
Greater Philadelphia	2,461	2,464	2,465	2,466	2,466
Greater Harrisburg	—	—	(1)	44	(32)
St. Mary’s and King George Counties	2,218	2,123	2,333	2,297	2,422
Suburban Maryland	2,333	2,516	2,520	2,236	2,220
Suburban Baltimore	3,387	4,480	4,298	4,517	1,878
San Antonio	1,476	1,477	1,478	1,477	1,479
Colorado Springs	2,022	1,949	1,347	798	613
Subtotal	55,047	53,382	50,657	49,850	47,568
Eliminations / other	589	(51)	23	262	(630)

Combined NOI	$55,636	$53,331	$50,680	$50,112	$46,938

Same Office Property Cash Net Operating Income by Quarter

(Dollars in thousands)

	2006				2005
	December 31	September 30	June 30	March 31	December 31

Office Properties: (1)

Baltimore/Washington Corridor	$22,605	$21,251	$22,220	$21,945	$22,916
Northern Virginia	8,443	10,385	8,954	9,079	9,635
Northern/Central New Jersey	4,215	1,246	1,135	1,322	1,114
Greater Philadelphia	2,628	2,633	2,580	2,581	2,580
Suburban Maryland	2,016	2,010	2,001	1,785	1,612
St. Mary’s and King George Counties	2,180	2,113	2,337	2,298	2,389
Suburban Baltimore	1,229	1,204	1,233	1,159	1,086
San Antonio	1,133	1,101	1,104	1,100	1,097
Colorado Springs	570	690	525	566	605

Total Office Properties	$45,018	$42,634	$42,089	$41,833	$43,035

Same Office Property GAAP Net Operating Income by Quarter

(Dollars in thousands)

	2006				2005
	December 31	September 30	June 30	March 31	December 31

Office Properties: (1)

Baltimore/Washington Corridor	$22,986	$21,949	$22,699	$22,478	$23,751
Northern Virginia	9,046	10,896	9,619	9,837	10,552
Northern/Central New Jersey	4,090	1,348	1,236	1,423	1,229
Greater Philadelphia	2,463	2,468	2,467	2,468	2,467
Suburban Maryland	2,161	2,197	2,329	1,925	1,748
St. Mary’s and King George Counties	2,163	2,099	2,324	2,288	2,411
Suburban Baltimore	1,274	1,278	1,286	1,216	1,138
San Antonio	1,482	1,484	1,487	1,482	1,479
Colorado Springs	582	696	544	586	622

Total Office Properties	$46,246	$44,414	$43,991	$43,703	$45,398

(1)          Same office properties include buildings owned for a minimum of five reporting quarters.  Amounts reported do not include the effects of eliminations.

Average Occupancy Rates by Region for Same Office Properties  (1)

	Baltimore /		Northern /				St.Mary’s and
	Washington	Northern	Central	Greater	Suburban	Suburban	King George	Colorado		Total
	Corridor	Virginia	New Jersey	Philadelphia	Maryland	Baltimore	Counties	Springs	San Antonio	Office

4th Quarter 2006 Average

Number of Buildings	80	13	6	4	5	3	17	3	2	133
Rentable Square Feet	5,746,662	2,242,503	417,314	960,349	636,574	424,877	764,681	203,407	468,994	11,865,361
Percent Occupied	94.47%	93.43%	97.18%	100.00%	84.66%	93.42%	96.52%	96.44%	100.00%	94.64%

3rd Quarter 2006 Average

Number of Buildings	80	13	6	4	5	3	17	3	2	133
Rentable Square Feet	5,746,576	2,242,503	417,314	960,349	642,833	424,877	764,681	203,407	468,994	11,871,534
Percent Occupied	94.35%	95.28%	97.18%	100.00%	82.91%	93.36%	96.43%	94.47%	100.00%	94.79%

2nd Quarter 2006 Average

Number of Buildings	80	13	6	4	5	3	17	3	2	133
Rentable Square Feet	5,746,492	2,242,503	417,314	960,349	642,552	424,877	764,681	203,407	468,994	11,871,169
Percent Occupied	95.39%	94.14%	98.82%	100.00%	81.98%	90.04%	96.93%	94.19%	100.00%	94.99%

1st Quarter 2006 Average

Number of Buildings	80	13	6	4	5	3	17	3	2	133
Rentable Square Feet	5,746,500	2,242,668	417,314	960,349	642,552	421,192	764,681	203,407	468,994	11,867,657
Percent Occupied	95.19%	95.55%	100.00%	100.00%	81.25%	89.25%	97.01%	92.67%	100.00%	95.11%

4th Quarter 2005 Average

Number of Buildings	80	13	6	4	5	3	17	3	2	133
Rentable Square Feet	5,746,607	2,242,999	417,314	960,349	642,552	421,192	764,681	203,407	468,994	11,868,095
Percent Occupied	96.21%	95.86%	100.00%	100.00%	79.78%	84.80%	95.37%	95.46%	100.00%	95.37%

(1)       Same office properties include buildings owned for a minimum of five reporting quarters.

Office Lease Expiration Analysis by Year for Wholly Owned Properties

						Total
				Total Annualized	Percentage	Annual. Rental
		Square		Rental	of Total	Revenue of
Year of	Number	Footage	Percentage of	Revenue of	Annualized Rental	Expiring Leases
Lease	of Leases	of Leases	Total Occupied	Expiring	Revenue	per Occupied
Expiration (1)	Expiring	Expiring	Square Feet	Leases (2)	Expiring	Square Foot
				(000’s)

January - March	29	479,033	3.4%	$10,441	3.6%	$21.79
April - June	29	508,459	3.6%	$9,730	3.3%	$19.14
July - September	34	305,280	2.2%	$7,163	2.5%	$23.46
October - December	23	425,523	3.0%	$8,827	3.0%	$20.74
Total 2007	115	1,718,295	12.3%	$36,160	12.4%	$21.04

2008	108	1,383,469	9.9%	28,958	9.9%	20.93
2009	127	2,858,836	20.5%	46,734	16.0%	16.35
2010	96	1,813,686	13.0%	40,935	14.0%	22.57
2011	76	1,241,303	8.9%	24,129	8.3%	19.44
2012	28	1,041,043	7.5%	22,892	7.8%	21.99
2013	17	634,414	4.5%	15,837	5.4%	24.96
2014	14	588,443	4.2%	17,552	6.0%	29.83
2015	23	1,186,237	8.5%	27,136	9.3%	22.88
2016	14	476,509	3.4%	12,009	4.1%	25.20
2017	5	119,488	0.9%	2,666	0.9%	22.31
2018	3	328,944	2.4%	7,680	2.6%	23.35
2019	—	—	0.0%	—	0.0%	0.00
2020	—	—	0.0%	—	0.0%	0.00
2021	1	46,748	0.3%	987	0.3%	21.10
2022	—	—	0.0%	—	0.0%	0.00
2023	—	—	0.0%	—	0.0%	0.00
2024	—	—	0.0%	—	0.0%	0.00
2025	2	468,994	3.4%	7,094	2.4%	15.13

Other (3)	20	56,433	0.4%	993	0.3%	17.60

Total / Average	649	13,962,842	100.0%	$291,763	100.0%	$20.90

NOTE:  As of December 31, 2006, the weighted average lease term for the wholly owned properties is 5.0 years.

(1)   Many of our government leases are subject to certain early termination provisions which are customary to government leases.  The year of lease expiration was computed assuming no exercise of such early termination rights.

(2)   Total Annualized Rental Revenue is the monthly contractual base rent as of December 31, 2006 multiplied by 12 plus the estimated annualized expense reimbursements under existing office leases.

(3)   Other consists primarily of amenities, including cafeterias, concierge offices and property management space.  In addition, month-to-month leases and leases which have expired but the tenant remains in holdover are included in this line as the exact expiration date is unknown.

Annual Office Renewal Analysis (1)

	Baltimore/ Washington Corridor	Northern Virginia (2)	Northern/ Central New Jersey	Greater Harrisburg (3)	Suburban Maryland	St. Mary’s & King George Counties (4)	Suburban Baltimore (5)	Colorado Springs	Total Office

For Year Ended December 31, 2006:
Expiring Square Feet	872,387	349,322	60,004	n/a	91,307	195,834	311,800	70,196	1,950,850
Vacated Square Feet	287,859	217,166	54,755	n/a	17,730	43,985	237,928	11,422	870,845
Renewed Square Feet	584,528	132,156	5,249	n/a	73,577	151,849	73,872	58,774	1,080,005
Retention Rate (% based upon square feet)	67.00%	37.83%	8.75%	n/a	80.58%	77.54%	23.69%	83.73%	55.36%

Renewed Space Only:
Change in Base Rent - Straight-line (6)	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Change in Total Rent - Straight-line	16.11%	6.02%	1.95%	n/a	-1.35%	2.57%	4.46%	-7.13%	9.71%

Change in Base Rent - Cash (6)	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Change in Total Rent - Cash	5.87%	-0.95%	1.18%	n/a	-9.64%	-1.58%	-1.14%	-5.21%	1.79%

Average Capital Cost per Square Foot	$2.76	$5.11	$0.77	n/a	$2.18	$1.07	$8.96	$4.27	$3.27

Renewed & Retenanted Space:
Change in Base Rent - Straight-line (6)	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Change in Total Rent - Straight-line	18.67%	-2.15%	3.67%	n/a	-5.54%	0.99%	2.66%	-7.13%	7.60%

Change in Base Rent - Cash (6)	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Change in Total Rent - Cash	9.20%	-7.98%	2.60%	n/a	-11.67%	-3.06%	-4.40%	-5.21%	0.51%

Average Capital Cost per Square Foot	$7.53	$23.34	$5.02	n/a	$5.97	$1.81	$17.47	$4.27	$11.04

For Year Ended December 31, 2005:
Expiring Square Feet	946,260	107,739	45,603	50,644	47,955	40,657	94,555	—	1,333,413
Vacated Square Feet	316,391	14,420	11,538	17,149	30,881	4,479	50,439	—	445,297
Renewed Square Feet	629,869	93,319	34,065	33,495	17,074	36,178	44,116	—	888,116
Retention Rate (% based upon square feet)	66.56%	86.62%	74.70%	66.14%	35.60%	88.98%	46.66%	0.00%	66.60%

Renewed Space Only:
Change in Base Rent - Straight-line (6)	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Change in Total Rent - Straight-line	9.84%	-2.57%	4.32%	-8.39%	8.16%	-1.99%	-0.93%	0.00%	5.64%

Change in Base Rent - Cash (6)	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Change in Total Rent - Cash	2.78%	-13.04%	-0.35%	-12.48%	2.34%	-5.54%	-7.80%	0.00%	-1.67%

Average Capital Cost per Square Foot	$2.24	$14.67	$5.15	$0.56	$5.91	$4.44	$6.72	$—	$3.98

Renewed & Retenanted Space:
Change in Base Rent - Straight-line (6)	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Change in Total Rent - Straight-line	7.09%	-6.14%	-27.19%	-8.72%	31.71%	3.57%	0.46%	0.00%	-1.49%

Change in Base Rent - Cash (6)	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Change in Total Rent - Cash	0.64%	-15.07%	-35.67%	-12.00%	19.20%	-0.19%	-6.78%	0.00%	-8.59%

Average Capital Cost per Square Foot	$5.06	$20.41	$6.46	$5.10	$34.50	$4.73	$11.56	$—	$8.23

(1)       No renewal or retenanting activity transpired in our Greater Philadelphia, Southwest Virginia or San Antonio, Texas regions.

(2)       Our vacated space in our Northern Virginia portfolio includes a lease for 99,121 square feet in our 13200 Woodland Park Road building (known as One Dulles Tower) due to its early termination.  This entire space was retenanted for nine years and was included in our retenanting statistics in the third quarter 2006.  Excluding the effect of this early termination, our retention rate would have been 58.32% for the year ended December 31, 2006.

(3)       We ceased reporting renewal and retenanting activity for any of our joint venture properties effective fourth quarter of 2005.

(4)       The St. Mary’s and King George Counties region was nonexistent until 2004.

(5)       The Other region has been renamed the Suburban Baltimore region.

(6)       We no longer report on changes to base rent; we now report only on changes to total rent.

	Baltimore/ Washington Corridor	Northern Virginia	Northern/ Central New Jersey	Greater Harrisburg (2)	Suburban Maryland	St. Mary’s & King George Counties (3)	Suburban Baltimore	Colorado Springs	Total Office

For Year Ended December 31, 2004:
Expiring Square Feet	597,595	81,754	200,097	198,827	28,466	87,187	132,381	n/a	1,326,307
Vacated Square Feet	188,475	10,349	12,781	34,715	14,572	25,444	92,426	n/a	378,762
Renewed Square Feet	409,120	71,405	187,316	164,112	13,894	61,743	39,955	n/a	947,545
Retention Rate (% based upon square feet)	68.46%	87.34%	93.61%	82.54%	48.81%	70.82%	30.18%	n/a	71.44%

Renewed Space Only:
Change in Base Rent - Straight-line	5.48%	15.07%	9.58%	-11.79%	1.73%	6.88%	7.30%	n/a	5.28%
Change in Total Rent - Straight-line	9.17%	-0.67%	7.57%	-9.20%	1.32%	6.73%	5.04%	n/a	4.85%

Change in Base Rent - Cash	1.21%	7.75%	4.65%	-17.92%	-6.49%	3.73%	1.84%	n/a	0.27%
Change in Total Rent - Cash	4.88%	-0.90%	3.11%	-14.24%	-6.66%	3.64%	-0.08%	n/a	0.89%

Average Capital Cost per Square Foot	$7.36	$13.93	$1.34	$3.10	$7.24	$1.90	$3.72	n/a	$5.42

Renewed & Retenanted Space:
Change in Base Rent - Straight-line	9.18%	6.30%	8.01%	-8.66%	-6.62%	5.43%	17.59%	n/a	7.20%
Change in Total Rent - Straight-line	10.38%	-8.05%	5.55%	-7.86%	-7.70%	5.10%	9.77%	n/a	5.10%

Change in Base Rent - Cash	4.70%	4.13%	2.83%	-15.25%	-12.96%	2.47%	5.87%	n/a	2.16%
Change in Total Rent - Cash	6.10%	-10.30%	0.87%	-13.28%	-13.70%	2.19%	-0.68%	n/a	0.52%

Average Capital Cost per Square Foot	$10.97	$25.32	$6.10	$4.75	$11.90	$1.72	$20.80	n/a	$10.86

(1)       No renewal or retenanting activity transpired in our Greater Philadelphia, Southwest Virginia or San Antonio, Texas regions.

(2)       We ceased reporting renewal and retenanting activity for any of our joint venture properties effective fourth quarter of 2005.

(3)       The St. Mary’s and King George Counties region was nonexistent until 2004.

Quarterly Office Renewal Analysis for Wholly Owned Properties as of December 31, 2006

	Baltimore/ Washington Corridor	Northern Virginia (1)	Northern/ Central New Jersey	Suburban Maryland	Suburban Baltimore	St. Mary’s and King George Counties	Colorado Springs	Total Office

Quarter Ended December 31, 2006:

Expiring Square Feet	187,202	105,311	30,000	12,645	117,103	45,206	28,618	526,085
Vacated Square Feet	79,632	105,311	30,000	—	107,226	23,258	—	345,427
Renewed Square Feet	107,570	—	—	12,645	9,877	21,948	28,618	180,658
Retention Rate (% based upon square feet)	57.46%	0.00%	0.00%	100.00%	8.43%	48.55%	100.00%	34.34%

Renewed Space Only:
Average Committed Cost per Square Foot	$4.61	$—	$—	$4.24	$4.19	$6.81	$8.77	$5.49
Weighted Average Lease Term in years	3.9	—	—	5.0	2.2	3.7	5.0	4.0

Change in Total Rent - GAAP	-4.28%	0.00%	0.00%	-8.40%	0.79%	-5.30%	-18.11%	-6.49%
Change in Total Rent - Cash	-13.41%	0.00%	0.00%	-18.82%	-2.75%	-11.30%	-13.52%	-13.19%

Renewed & Retenanted Space:
Average Committed Cost per Square Foot	$4.68	$1.41	$—	$4.24	$4.57	$3.30	$8.77	$4.78
Weighted Average Lease Term in years	4.6	3.7	—	5.0	2.8	3.8	5.0	4.4

Change in Total Rent - GAAP	7.17%	-25.91%	0.00%	-8.40%	1.37%	-4.23%	-18.11%	1.03%
Change in Total Rent - Cash	-0.19%	-27.02%	0.00%	-18.82%	-2.51%	-8.34%	-13.52%	-4.55%

Notes:   No renewal or retenanting activity transpired in our Greater Philadelphia, Southwest Virginia or San Antonio, Texas regions.

Activity is exclusive of owner occupied space and leases with less than a one year term.

Expiring square feet includes early renewals and early terminations.

(1)  Our vacated space in our Northern Virginia portfolio includes a lease for 99,121 square feet in our 13200 Woodland Park Road building (known as One Dulles Tower) due to its early termination.  This entire space was retenanted for nine years and was included in our retenanting statistics in the third quarter 2006.  Excluding the effect of this early termination, our retention rate would have been 42.31% in the fourth quarter.

Year to Date Wholly Owned Acquisition Summary as of December 31, 2006 (1)

(Dollars in thousands)

	Submarket	Acquisition Date	Square Feet	Occupancy Percentage at Acquisition	Contractual Purchase Price	Investment (2)

Individual Property:

9965 Federal Drive (3) (4)	I-25 North Corridor	1/19/2006	74,749	0.0%	$2,134	$2,136

5725 Mark Dabling Boulevard	Colorado Springs Northwest	5/18/2006	108,976	100.0%	15,360	14,618

5755 Mark Dabling Boulevard	Colorado Springs Northwest	5/18/2006	105,788	67.0%	12,756	12,143

5775 Mark Dabling Boulevard	Colorado Springs Northwest	5/18/2006	109,678	100.0%	15,496	14,747

1915 Aerotech Drive	Colorado Springs East	6/8/2006	37,946	26.4%	4,021	4,181

1925 Aerotech Drive	Colorado Springs East	6/8/2006	37,946	100.0%	4,529	4,197

7125 Columbia Gateway Drive (3)	Howard Co. Perimeter	6/29/2006	611,379	94.2%	74,639	74,168

Total			1,086,462		$128,935	$126,190

(1)          Excludes land only acquisitions.

(2)          Initial accounting investment recorded by property.

(3)          Contractual purchase price and investment balances exclude value assigned to development land.

(4)          This property is under redevelopment as of purchase date.

Year to Date Wholly Owned Disposition Summary as of December 31, 2006 (1)

(Dollars in thousands)

	Submarket	Disposition Date	Square Feet	Contractual Sales Price

14502 Greenview Drive	Laurel	2/6/2006	72,449	$8,687

14504 Greenview Drive	Laurel	2/6/2006	69,334	8,313

68 Culver Road	Exit 8A - Cranbury	3/8/2006	57,280	9,700

710 Route 46	Wayne	7/26/2006	101,263	15,750

230 Schilling Circle	Hunt Valley/Rte 83 Corridor	8/9/2006	107,348	13,795

7 Centre Drive	Exit 8A - Cranbury	8/30/2006	19,468	3,000

1615 and 1629 Thames Street	Baltimore City	9/28/2006	104,203	20,300

Total			531,345	$79,545

(1)          Includes operational buildings only.

Development Summary as of December 31, 2006

(Dollars in thousands)

		Wholly
		Owned	Total
		or Joint	Rentable		Anticipated		Outstanding	Anticipated
		Venture	Square	Percentage	Total	Cost	Loan as of	Date of
Property and Location	Submarket	(JV)	Feet	Leased	Cost	to date	12/31/2006	Operations

Under Construction

Meadowville Road Richmond, Virginia	Richmond Southwest	Owned	193,000	100.00%	$55,579	28,080	—	3Q 07

5522 Research Park Drive (UMBC) Baltimore, Maryland	BWI Airport	Land Lease	23,500	100.00%	4,915	1,781	—	3Q 07

6711 Columbia Gateway Drive Columbia, Maryland (1) (2)	Howard Co. Perimeter	Owned	125,000	69.70%	26,359	24,163	14,293	3Q 07

1362 Mellon Road (Lot 6B) Hanover, Maryland (3)	BWI Airport	JV	44,134	0.00%	8,590	7,287	4,654	3Q 07

201 Technology Park Drive Lebanon, Virginia	Southwest Virginia	Owned	102,842	100.00%	30,649	2,195	—	4Q 07

1055 North Newport Road Colorado Springs, Colorado	Colorado Springs East	Owned	59,763	100.00%	11,674	1,618	—	1Q 08

320 Sentinel Drive (320 NBP) Annapolis Junction, Maryland (4)	BWI Airport	Owned	125,681	100.00%	23,766	20,061	16,517	1Q 08

302 Sentinel Drive (302 NBP) Annapolis Junction, Maryland (5)	BWI Airport	Owned	157,146	43.64%	32,453	23,195	16,930	2Q 08

Total Under Construction			831,066	79.48%	$193,985	$108,380	$52,394

(1) Total loan commitment is $19.5 million.

(2) Although classified as “Under Construction”,  68,196 square feet are operational.

(3) Total loan commitment is $6.2 million.

(4) Total loan commitment is $21.0 million.

(5) Total loan commitment is $27.0 million.

Development Summary as of December 31, 2006 (continued)

(Dollars in thousands)

		Wholly
		Owned	Total
		or Joint	Rentable		Anticipated		Outstanding	Anticipated
		Venture	Square	Percentage	Total	Cost	Loan as of	Date of
Property and Location	Submarket	(JV)	Feet	Leased	Cost	to date	12/31/2006	Operations

Redevelopment

9965 Federal Drive Colorado Springs, Colorado	I-25 North Corridor	Owned	74,749	100.00%	$7,525	$3,150	$—	2007

940 Elkridge Landing Road (AS 7) Linthicum, Maryland (1)	BWI Airport	Owned	53,941	100.00%	4,550	626	—	2007

2900 Towerview Road Herndon, Virginia (2)	Route 28 South	JV	139,877	55.89%	24,211	15,445	—	2007

7468 Candlewood Road Hanover, Maryland	BWI Airport	JV	471,587	0.00%	52,521	21,251	—	2008

Total Redevelopment			740,154	27.95%	$88,807	$40,472	$—

Under Development

5520 Research Park Drive (UMBC) Baltimore, Maryland	BWI Airport	Land Lease	110,000	0.00%	$23,321	$1,231	$—	2008

Rockville Corporate Center Rockville, Maryland	Rockville	Owned	110,000	0.00%	23,599	789	—	2008

7740 Milestone Parkway Hanover, Maryland	BWI Airport	Under Contract/JV	151,800	0.00%	35,639	3,646	—	2008

Patriot Park View II Colorado Springs, Colorado	Colorado Springs East	Owned	104,210	0.00%	18,721	1,361	—	2008

6721 Columbia Gateway Drive Columbia, Maryland	Howard Co. Perimeter	Owned	131,550	0.00%	24,283	6,870	—	2008

Riverwood I & II Columbia, Maryland	Howard Co. Perimeter	Owned	70,000	0.00%	14,703	1,510	—	2008

Interquest South Bldg I & II Colorado Springs, Colorado	I-25 North Corridor	JV	128,000	0.00%	23,808	133	—	2008

300 Sentinel Drive (300 NBP) Annapolis Junction, Maryland	BWI Airport	Owned	190,000	0.00%	42,238	5,438	—	2008

316 Sentinel Drive (316 NBP) Annapolis Junction, Maryland	BWI Airport	Owned	125,000	0.00%	25,333	2,781	—	2008

16444 Commerce Drive Dahlgren, Virginia	King George County	Owned	50,000	0.00%	10,349	563	—	2008

110 Thomas Johnson Drive Bldg #2 Frederick, Maryland	Frederick	Owned	85,000	0.00%	16,162	1,387	—	2009

Total Under Development			1,255,560	0.00%	$258,156	$25,709	$—

(1)             940 Elkridge Landing Road’s anticipated total cost excludes $4.8 million of incurred costs for land and building as this property was previously operational.

(2)             Although classified as “Redevelopment”, 78,171 square feet are operational.

Development Placed into Service for the Year Ended December 31, 2006

(Dollars in thousands)

				Year 2006
		Wholly Owned	Total	Development	Percentage	Percentage
		or Joint Venture	Rentable	Square Feet Placed	Leased or Committed	Leased or Committed
Property and Location	Submarket	(JV)	Square Feet	into Service	at 12/31/06	at 12/31/05

304 Sentinel Drive (304 NBP) Annapolis Junction, Maryland	BWI Airport	Owned	162,498	162,498	100.00%	100.00%

306 Sentinel Drive (306 NBP) Annapolis Junction, Maryland	BWI Airport	Owned	157,896	157,896	100.00%	59.10%

745 Space Center Drive (Patriot Park View) Colorado Springs, Colorado	Colorado Springs East	Owned	50,000	50,000	100.00%	100.00%

322 Sentinel Drive (322 NBP) Annapolis Junction, Maryland	BWI Airport	Owned	125,568	125,568	100.00%	100.00%

15010 Conference Center Drive (WTP II) Chantilly, Virginia	Dulles South	Owned	223,610	223,610	100.00%	0.00%

8621 Robert Fulton Driven (1) Columbia, Maryland	Howard Co. Perimeter	Owned	86,032	20,332	90.28%	76.37%

46591 Expedition Drive (Expedition 6) (1) Lexington Park, Maryland	St. Mary’s County	Owned	60,029	52,858	36.43%	23.95%

Total			865,633	792,762	94.63%	59.09%

(1) Property partially placed into service during 2005.

Joint Venture Summary as of December 31, 2006

(Dollars in thousands)

Consolidated Properties

	Joint Venture							Option to
	Interest					Consolidated		Acquire
	Held By		Square		Total	Debt as	Recourse	Partner’s
Property and Location	COPT	Status	Feet	Acreage	Assets	of 12/31/06	to COPT	Interest

4230 Forbes Boulevard Lanham, Maryland	50%	Operating	55,866	5 acres	$4,155	$3,685	Yes, up to $4.5 million	Yes

7468 Candlewood Road (1) Hanover, Maryland	92.5%	Redevelopment	471,587	19 acres	24,000	—	N/A	Yes

2900 Towerview Road Herndon, Virginia	92.5%	Operating/ Redevelopment	139,877	12 acres	17,721	—	N/A	Yes

1362 Mellon Road (Lot 6B) Hanover, Maryland	50%	Construction	44,134	3 acres	7,287	4,654	Yes, up to $6.2 million	Yes

TOTAL					$53,163	$8,339

Unconsolidated Properties

	Joint Venture						Option to
	Interest				Off-Balance		Acquire
	Held By		Square	COPT	Sheet Debt as	Recourse	Partner’s
Property and Location	COPT	Status	Feet	Investment	of 12/31/06	to COPT	Interest

Harrisburg Portfolio Harrisburg, Pennsylvania	20%	Operating	671,211	$(3,614)	$66,600	No	No

(1)             The 7468 Candlewood Road project consists of 471,587 square feet of warehouse space and will be redeveloped into approximately 325,000 rentable square feet of office space.

Land Inventory as of December 31, 2006

			Non-Wholly Owned			Wholly Owned
Location	Submarket	Status	Acres		Developable Square Feet	Acres	Developable Square Feet

Westfields Corporate Center	Dulles South	owned	—		—	19	246,800
Westfields Corporate Center	Dulles South	owned	—		—	17	377,300
Westfields Corporate Center	Dulles South	owned	—		—	32	674,200
2900 Towerview Road	Route 28 South	JV	4		55,000	—	—
Woodland Park	Herndon	owned	—		—	5	225,000
Total Northern Virginia			4		55,000	73	1,523,300

National Business Park (Phase II)	BWI Airport	owned	—		—	19	627,500
National Business Park (Phase III)	BWI Airport	owned	—		—	178	1,250,000
National Business Park (Phase III)	BWI Airport	option	5		—	—	—
1243 Winterson Road (AS 22)	BWI Airport	owned	—		—	2	30,000
Arundel Preserve	BWI Airport	under contract/ JV	56	up to	1,648,000	—	—
1460 Dorsey Road	BWI Airport	owned	—		—	6	60,000
Columbia Gateway Parcel T-11	Howard Co. Perimeter	owned	—		—	14	220,000
7125 Columbia Gateway Drive	Howard Co. Perimeter	owned	—		—	5	120,000
Total Baltimore / Washington Corridor			61		1,648,000	224	2,307,500

110 Thomas Johnson Drive	Frederick	owned	—		—	3	85,000
Rockville Corporate Center	Rockville	owned	—		—	5	110,000
Total Suburban Maryland			—		—	8	195,000

Unisys Campus	Blue Bell	owned	—		—	45	600,000
Total Greater Philadelphia			—		—	45	600,000

Princeton Technology Center	Exit 8A - Cranbury	owned	—		—	19	250,000
Total Northern / Central New Jersey			—		—	19	250,000

Dahlgren Technology Center	King George County	owned	—		—	32	65,000
Expedition Park	St. Mary’s County	owned	—		—	6	60,000
Total St. Mary’s & King George Counties			—		—	38	125,000

Interquest	I-25 North Corridor	50% interest	122		1,622,000	—	—
9965 Federal Drive	I-25 North Corridor	owned	—		—	4	30,000
Patriot Park	Colorado Springs East	owned	—		—	72	860,000
Aerotech Commerce	Colorado Springs East	owned	—		—	7	90,000
Total Colorado Springs			122		1,622,000	83	980,000

San Antonio	San Antonio	owned	—		—	27	350,000
San Antonio	San Antonio	owned	—		—	31	375,000
Total San Antonio			—		—	58	725,000

Indian Head	Charles County, MD	JV- 75% ownership	153		677,250	—	—
Fort Ritchie (1)	Cascade, MD	owned	—		—	500	1,700,000
Total Other			153		677,250	500	1,700,000

TOTAL			340		4,002,250	1,048	8,405,800

This land inventory schedule excludes all properties listed as under construction, redevelopment or under development as detailed on pages 41 and 42.

(1)    The Fort Ritchie acquisition includes 306,038 square feet of existing office space, targeted for future redevelopment, and 110 existing usable residential units.

Reconciliations of Non GAAP Measurements

(Dollars in thousands)

	2006				2005
	December 31	September 30	June 30	March 31	December 31

Total Assets or Denominator for Debt to Total Assets	$2,425,883	$2,355,922	$2,309,118	$2,142,875	$2,129,759
Accumulated depreciation	219,574	205,529	197,395	183,920	174,935
Intangible assets on real estate acquisitions, net	87,325	92,061	100,132	85,699	90,984
Assets other than assets included in investment in real estate	(314,573)	(300,236)	(243,602)	(242,035)	(241,653)

Denominator for Debt to Undepreciated Book Value of Real Estate Assets	$2,418,209	$2,353,276	$2,363,043	$2,170,459	$2,154,025

GAAP Revenues from Real Estate Operations	$81,467	$78,136	$71,549	$70,167	$64,948
Revenues from discontinued operations	10	922	1,529	2,012	2,076
Combined Real Estate Revenues	$81,477	$79,058	$73,078	$72,179	$67,024

GAAP Revenues from Real Estate Operations	$81,467	$78,136	$71,549	$70,167	$64,948
Property operating	(25,806)	(25,430)	(21,914)	(21,354)	(19,313)
Revenues from discontinued operations	10	922	1,529	2,012	2,076
Property operating from discontinued operations	(35)	(297)	(484)	(713)	(773)
Combined Net Operating Income	$55,636	$53,331	$50,680	$50,112	$46,938

GAAP Net Operating Income for Same Office Properties	$46,246	$44,414	$43,991	$43,703	$45,398
Less: Straight line rent adjustments	(1,021)	(1,892)	(1,693)	(1,596)	(1,969)
Less: Amortization of deferred market rental revenue	(207)	111	(210)	(273)	(394)
Cash Net Operating Income for Same Office Properties	$45,018	$42,634	$42,089	$41,833	$43,035

Depreciation and amortization	$20,081	$21,680	$18,189	$18,762	$15,106
Depreciation of furniture, fixtures and equipment	(313)	(601)	(260)	(269)	(194)
Depreciation and amortization from discontinued operations	—	226	561	575	498
Combined real estate related depreciation and other amortization	$19,768	$21,305	$18,490	$19,068	$15,410

Total tenant improvements and incentives on operating properties	$9,907	$4,552	$3,317	$2,873	$6,146
Total capital improvements on operating properties	3,844	2,276	2,536	3,123	2,944
Total leasing costs for operating properties	2,827	3,416	1,421	946	3,743
Less: Nonrecurring tenant improvements and incentives on operating properties	(7,489)	(3,340)	(1,752)	(1,281)	(4,872)
Less: Nonrecurring capital improvements on operating properties	(1,364)	(467)	(1,068)	(2,519)	(954)
Less: Nonrecurring leasing costs for operating properties	(2,171)	(2,783)	(1,076)	(358)	(1,969)

Add: Recurring improvements on operating properties held through joint ventures	833	236	47	24	188
Recurring capital expenditures	$6,387	$3,890	$3,425	$2,808	$5,226

Interest expense from continuing operations	$18,885	$17,974	$17,298	$17,221	$14,912
Interest expense from discontinued operations	—	210	338	494	462
Combined interest expense or denominator for interest coverage	$18,885	$18,184	$17,636	$17,715	$15,374
Scheduled principal amortization	3,834	3,822	4,101	7,559	3,819
Denominator for Debt Service Coverage	$22,719	$22,006	$21,737	$25,274	$19,193
Scheduled principal amortization	(3,834)	(3,822)	(4,101)	(7,559)	(3,819)
Preferred dividends - redeemable non-convertible	3,790	4,307	3,653	3,654	3,654
Preferred distributions	165	165	165	165	165
Denominator for Fixed Charge Coverage	$22,840	$22,656	$21,454	$21,534	$19,193

Common dividends for Earnings Payout Ratio	$13,292	$13,265	$11,853	$11,260	$11,069
Common distributions	2,622	2,643	2,357	2,374	2,386
Restricted shares	—	—	—	—	107
Dividends and distributions for FFO and AFFO Payout Ratio	$15,914	$15,908	$14,210	$13,634	$13,562

Amortization of deferred financing costs from continuing operations	$948	$736	$606	$557	$729
Amortization of deferred financing costs from discontinued operations	1	128	3	2	3
Combined amortization of deferred financing costs	$949	$864	$609	$559	$732